UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2015

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summaries	4

Schedule of Investments	13

Financial Statements	31

Financial Highlights	34

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	53

Other Information	54

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Multi-Manager Alternatives Fund allocates its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser and who employ one or more non-traditional and alternative investment strategies. A strategy implemented by an Underlying Manager and/or the use of quantitative models to implement that strategy may fail to produce the intended results. Different investment styles (e.g., “alternative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. These strategies involve risks that may not be present in more traditional (e.g., equity or fixed income) mutual funds. These strategies generally may seek sources of returns that perform differently from broader securities markets. However, correlations among different asset classes may shift over time, and if this occurs the Fund’s performance may track broader markets. In addition, if returns are in fact uncorrelated to the broader securities markets, they may underperform those markets. For example, in periods of robust equity market returns, returns from the Fund may be lower or negative.

The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund’s investments in fixed income securities and loans are subject to the risks associated with debt securities generally, including credit, interest rate, liquidity, call and extension risk. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments.

The Fund is subject to the risks associated with the short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less government regulation and supervision. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Fund intends to gain exposure to the commodities markets primarily by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”), which primarily obtains its commodity exposure by investing in commodity-linked derivative instruments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund is subject to tax risk as a result of its investments in the Subsidiary, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders.

The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders. The Fund’s investments in other pooled investment vehicles subject it to additional

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Investment Adviser’s Alternative Investments & Manager Selection (“AIMS”) Group is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers, as well as the Fund’s asset allocations. With respect to the Fund, the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management. The AIMS Group also manages additional pooled vehicles which have similar investment strategies to those of the Fund that are not offered to retail investors and are not registered under the Investment Company Act of 1940, as amended (the “Act”). Because these vehicles are not registered under the Act, they are subject to fewer regulatory restraints than the Fund (e.g., fewer trading constraints) and (i) may invest with managers other than the Fund’s Underlying Managers, (ii) may employ strategies that are not subject to the same constraints as the Fund, and (iii) may perform differently than the Fund despite their similar strategies.

There may be additional risks that the Fund does not currently foresee or consider material.

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs’ Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and a team of over 300 people located in 9 offices globally.2

■	We have over 100 alternative investment professionals[2] dedicated to manager selection
■	We employ a rigorous due diligence process to evaluate manager’s skill, strategy, and team and continually monitor managers after an investment is made
■	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

■	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors
■	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager
■	The process is continual with ongoing re-balancing and active management to optimize diversification

■	We have over 40 professionals[2] focused on alternative investment risk management and operational diligence
■	We consider risk management an all-encompassing and real time discipline
■	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

[1]	In June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

[2]	As of June 2015.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Effective October 1, 2015, the fiscal year for the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) was changed from December 31 to October 31. Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Fund’s performance and positioning for the 10-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -2.36%, -2.87%, -1.98%, -2.08% and -2.56%, respectively. These returns compare to the 0.01% average annual total return of the Fund’s primary benchmark, the Bank of America Merrill Lynch Three- Month U.S. Treasury Bill Index (the “BofA Index”) during the same time period. The HFRX Global Hedge Fund Index (net of management, administrative and performance/ incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned -1.63% during the Reporting Period.

To compare, the MSCI World Index (net), not the Fund’s benchmark but designed to measure the equity market performance of developed markets, had an average annual total return of 1.41% during the Reporting Period. Similarly not benchmarks of the Fund, the Barclays Global Aggregate Bond Index, designed to measure the broad global investment grade fixed income market, and the Barclays U.S. Corporate High Yield Bond Index, designed to measure the U.S. non- investment grade fixed-rate debt market, had average annual total returns of -2.04% and 0.23%, respectively, during the Reporting Period.

References to the Fund’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the BofA Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Notably, during the Reporting Period, the Fund had a realized beta to the MSCI World Index (net) of 0.37. (Beta is a measure of the sensitivity of an asset’s returns to broad market returns.) The Fund’s overall annualized volatility was 5.48% during the Reporting Period, while the overall annualized volatility of the global equity markets, as measured by the MSCI World Index (net), during the same time period was 13.48%.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	Global equity markets generated positive returns during the Reporting Period, as strong equity market performance during 2014 provided a tailwind into the beginning of 2015. Volatility increased in early 2015, as worries reemerged in Europe about Greece’s future. As the Greek government agreed to further austerity measures, investor uncertainty subsided, but it was replaced during the summer of 2015 by concerns about China’s economic growth, which along with continued low commodity prices, fueled a broad market selloff. During October 2015, global equity markets rebounded on central bank easing in China and on the potential for more easing from the European Central Bank (“ECB”) and Bank of Japan.

In the United States, equity markets generated positive returns during the Reporting Period with significant dispersion amongst sectors and styles. The consumer discretionary sector recorded strong positive returns of 13.5%, while the energy sector declined by 12.3% as oil and natural gas prices continued the sell-off that began in 2014. Growth (+2.4%) and momentum (+6.7%) factors outperformed value (+0.1%) factors, which ended the Reporting Period relatively unchanged. The Federal Reserve (the “Fed”) kept interest rates near zero and said it would delay a rate hike, which had been widely expected in September 2015, citing conditions in the global economy.

PORTFOLIO RESULTS

Conditions in Europe improved more quickly than many anticipated at the start of 2015, due to the ECB’s quantitative easing, a weakened euro and low commodity prices. Japan benefited from more accommodative monetary policy as well as from positive earnings revisions and significant pension inflows into equity markets. Both the ECB and the Bank of Japan have committed to maintaining accommodative policies in an effort to encourage economic growth and inflation.

The U.S. dollar continued to strengthen during the Reporting Period. Indeed, during 2015, the euro neared parity with the U.S. dollar for the first time since 2002, driven by the ECB’s quantitative easing. Broad-based weakness amongst emerging market currencies helped many export-oriented economies. As the Reporting Period came to an end, many currency investors had a bearish outlook for the Chinese currency in anticipation of further monetary policy easing by China’s central bank.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ one or more non-traditional and alternative investment strategies. During the Reporting Period, the Fund allocated capital to eleven Underlying Managers — Ares Capital Management II LLC (“Ares”); Atreaus Capital, LP (“Atreaus”); Brigade Capital Management, LP (“Brigade”); Corsair Capital Management, L.P. (“Corsair”); First Pacific Advisors, LLC (“FPA”); GAM International Management Limited (“GAM”); Graham Capital Management, L.P. (“Graham”); Halcyon Liquid Strategies IC Management LP (“Halcyon”); Lateef Investment Management L.P. (“Lateef”); Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”).

These eleven Underlying Managers represented five strategies — dynamic equity (Lateef and Polaris); equity long/short (Corsair, FPA and Sirios); event driven and credit (Ares, Brigade and Halcyon); tactical trading (Graham and Atreaus); and opportunistic fixed income (GAM). Corsair, approved by the Fund’s Board in November 2014, was first allocated capital during the Reporting Period — in February 2015. Atreaus, approved by the Fund’s Board in August 2015, was first allocated capital during the Reporting Period — in September 2015.

We continuously evaluate the Underlying Managers in the Fund. During this process, we decided in April 2015 to redeem assets from GAM and in August 2015 to redeem assets from Halcyon. As of June 23, 2015, GAM no longer served as an Underlying Manager of the Fund. Halcyon no longer served as an Underlying Manager of the Fund as of October 20, 2015. Thus, as of October 31, 2015, nine Underlying Managers held Fund assets.

Of the eleven Underlying Managers with allocated capital during the Reporting Period, three generated positive returns and eight generated negative returns.

Q	Which strategies most significantly affected Fund performance?

A	Of the five strategies employed across the Underlying Managers during the Reporting Period, one generated positive returns and four generated negative returns.

The Fund’s event driven and credit strategies posted negative performance during the Reporting Period, largely due to its exposure to bank loans and corporate bonds. Exposure to municipal bonds contributed positively. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing styles.

The Fund’s equity long/short strategy also generated negative returns during the Reporting Period, attributable primarily to long positions in the materials, industrials and financials sectors. Long exposure to the consumer staples and information technology sectors added to returns. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Fund’s tactical trading strategy generated negative performance during the Reporting Period, due to exposures to equity futures. Foreign exchange trades added to returns. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the

PORTFOLIO RESULTS

two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis but typically have a primary focus on fundamental information. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, i.e., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral but at any given time may have significant long or short exposures in a particular market or asset.

The Fund’s dynamic equity strategy recorded modestly negative returns during the Reporting Period, driven by exposure to the energy and industrials sectors, although these results were partly offset by exposure to the consumer discretionary and information technology sectors, which contributed positively. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The Fund’s opportunistic fixed income strategy posted positive returns during the Reporting Period, the result of its foreign exchange trading. Opportunistic fixed income strategies seek to deliver positive absolute returns in excess of cash investments regardless of economic cycle (i.e., downturns and upswings) or cyclical credit availability. Opportunistic fixed income managers seek to maintain diversified exposure across various fixed income and floating rate market segments, with a focus on more liquid markets, assessing the relative value across sectors and adjusting portfolio weightings based on opportunity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. During the Reporting Period, credit default swaps, options on credit default swaps, total return swaps, equity futures, equity options, equity warrants, interest rate futures, interest rate swaps, options on interest rate futures, interest rate swaptions, bond futures, options on bond futures, forward foreign exchange contracts, written option currency contracts and foreign exchange options were used by the Underlying Managers of the Fund.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, shifts to the Fund’s asset allocation were made in response to the market environment and as a result of allocations to Underlying Managers Corsair and Atreaus, and redemptions from Underlying Managers GAM and Halcyon. More specifically, we increased the Fund’s allocations to equity long/short and tactical trading strategies. We reduced the Fund’s allocations to dynamic equity strategies as well as event driven and credit strategies. The Fund’s allocation to the opportunistic fixed income strategy was eliminated completely.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Betsy Gorton was added as a portfolio manager for the Fund, effective April 30, 2015. Betsy Gorton is a Managing Director in the AIMS Group, based in New York. She is a member of the AIMS Hedge Funds and Public Equity Investment Committee. Previously, she worked in equity research covering gaming, lodging and leisure. Prior to that, she worked in equity research in a group covering real estate from 2001 to 2002. She joined Goldman Sachs in 2001 as an Analyst and was named Managing Director in 2012. Prior to joining the firm, she worked in equity research at Robinson Humphrey. She received a BA in Art History and International Relations from Emory University and an MBA from the Darden School of Business at The University of Virginia.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

FUND BASICS

Multi-Manager Alternatives Fund

as of October 31, 2015

PERFORMANCE REVIEW
January 1, 2015– October 31, 2015	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index[2]	HFRX Global Hedge Fund Index[3]
Class A	-2.36%	0.01%	-1.63%
Class C	-2.87	0.01	-1.63
Institutional	-1.98	0.01	-1.63
Class IR	-2.08	0.01	-1.63
Class R	-2.56	0.01	-1.63

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

[3]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices.

The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Since Inception	Inception Date
Class A	-8.12%	-0.72%	4/30/13
Class C	-4.43	0.84	4/30/13
Institutional	-2.36	2.03	4/30/13
Class IR	-2.51	1.88	4/30/13
Class R	-2.97	1.37	4/30/13

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	2.68%	3.14%
Class C	3.47	3.93
Institutional	2.28	2.73
Class IR	2.45	2.97
Class R	2.88	3.33

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund, as supplemented, and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)
As of October 31, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Short-term investments represent investment companies and repurchase agreements.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/15[6]
Holding	% of Net Assets	Line of Business
Aon PLC	1.0%	Insurance
Bank of America Corp.	1.0	Commercial Banks
Time Warner, Inc.	0.9	Media
Constellation Brands, Inc. Class A	0.8	Beverages
Oracle Corp.	0.7	Software
Microsoft Corp.	0.7	Software
DISH Network Corp. Class A	0.7	Media
Citigroup, Inc.	0.6	Commercial Banks
Alphabet, Inc. Class A	0.6	Internet Software & Services
FedEx Corp.	0.6	Air Freight & Logistics

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

UNDERLYING MANAGER ALLOCATION (%)[7]
As of October 31, 2015
Atreaus Capital, LP	15.8%
Sirios Capital Management, L.P.	15.7
Graham Capital Management, L.P.	15.6
Ares Capital Management II LLC	14.0
First Pacific Advisors, LLC	12.4
Corsair Capital Management, L.P.	12.4
Brigade Capital Management, LP	9.4
Polaris Capital Management, LLC	4.1
Lateef Investment Management L.P.	0.6

[7]	The charts above only represent capital allocated to the Underlying Managers, as a percentage of net assets, and as such the weightings may not sum to 100%.

FUND BASICS

STRATEGY ALLOCATION (%)[8]
As of October 31, 2015

Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Event Driven and Credit typically seek to take advantage of corporate events and company-specific catalysts such as bankruptcies, mergers or takeovers. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral.

[8]	The charts above only represent capital allocated to the Underlying Managers, as a percentage of net assets, and as such the weightings may not sum to 100%.

PORTFOLIO RESULTS

Index Definitions

The Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund. (Source: Hedgefundresearch.com)

The Barclays Global Aggregate Bond Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

The Barclays U.S. Corporate High Yield Bond Index covers the universe of U.S. dollar denominated, nonconvertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index offers a broad global equity benchmark, without emerging markets exposure.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on April 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager Alternatives Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 30, 2013 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Since Inception
Class A (Commenced April 30, 2013)
Excluding sales charges	-1.61%	2.12%
Including sales charges	-7.02%	-0.15%

Class C (Commenced April 30, 2013)
Excluding contingent deferred sales charges	-2.30%	1.37%
Including contingent deferred sales charges	-3.28%	1.37%

Institutional (Commenced April 30, 2013)	-1.21%	2.51%

Class IR (Commenced April 30, 2013)	-1.26%	2.41%

Class R (Commenced April 30, 2013)	-1.92%	1.84%

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 35.4%
Aerospace & Defense – 2.0%
39,779	Airbus Group SE	$2,770,020
96,513	BWX Technologies, Inc.	2,731,318
62,328	Esterline Technologies Corp.*	4,802,372
2,458	Honeywell International, Inc.	253,862
592,110	Meggitt PLC	3,225,631
101,341	Orbital ATK, Inc.(a)	8,676,817
11,502	Precision Castparts Corp.(a)	2,654,777
79,430	United Technologies Corp.	7,816,706

		32,931,503

Air Freight & Logistics – 0.6%
60,147	FedEx Corp.(a)	9,385,939
4,546	United Parcel Service, Inc. Class B	468,329

		9,854,268

Airlines* – 0.0%
5,862	Republic Airways Holdings, Inc.	33,765

Auto Components – 0.1%
13,700	Cie Generale des Etablissements Michelin	1,362,818

Automobiles – 0.1%
25,000	Fiat Chrysler Automobiles NV*	366,000
38,100	Kia Motors Corp.	1,859,741

		2,225,741

Beverages – 1.2%
17,390	Anheuser-Busch InBev SA ADR	2,075,149
46,100	Asahi Group Holdings Ltd.	1,422,009
36,020	Carlsberg A/S Class B	2,951,087
95,133	Constellation Brands, Inc. Class A(a)	12,823,928

		19,272,173

Biotechnology – 0.3%
6,047	Celgene Corp.*	742,027
40,258	Gilead Sciences, Inc.(a)	4,353,098

		5,095,125

Capital Markets – 0.5%
2,355	Affiliated Managers Group, Inc.*	424,512
19,060	Legg Mason, Inc.	852,935
57,110	LPL Financial Holdings, Inc.	2,432,886
136,639	NorthStar Asset Management Group, Inc.	1,999,029
66,617	OM Asset Management PLC	1,011,246
21,262	State Street Corp.	1,467,078

		8,187,686

Chemicals – 1.7%
190,978	Axalta Coating Systems Ltd.*	5,276,722
15,100	BASF SE	1,237,050
58,807	Chemtura Corp.*(a)	1,878,296
74,970	Huntsman Corp.	987,355
24,100	LANXESS AG	1,293,272
6,900	Linde AG	1,196,842
1,326	LyondellBasell Industries NV Class A	123,199

Common Stocks – (continued)
Chemicals – (continued)
26,900	Methanex Corp.	1,073,243
13,419	Monsanto Co.	1,250,919
244,509	Olin Corp.	4,689,683
879,000	Showa Denko KK	1,107,078
9,000	Solvay SA	1,016,740
24,000	Symrise AG	1,579,599
18,212	The Sherwin-Williams Co.(a)	4,859,508
27,500	Yara International ASA	1,249,214

		28,818,720

Commercial Banks – 2.9%
967,490	Bank of America Corp.(a)	16,234,482
99,686	Bank of the Ozarks, Inc.(a)	4,986,294
73,820	CIT Group, Inc.(a)	3,174,260
189,137	Citigroup, Inc.(a)	10,056,414
70,300	DNB ASA	895,056
46,009	JPMorgan Chase & Co.(a)	2,956,078
130,570	Sberbank PAO	797,378
33,548	Signature Bank*(a)	4,995,968
137,800	SpareBank 1 SR Bank ASA	658,249
80,895	Standard Chartered PLC	897,986
86,900	Svenska Handelsbanken AB A Shares	1,180,230
46,249	Western Alliance Bancorp*	1,653,402

		48,485,797

Commercial Services & Supplies – 0.5%
51,500	Caverion Corp.	448,388
180,045	KAR Auction Services, Inc.(a)	6,913,728
40,100	Loomis AB Class B	1,040,721

		8,402,837

Communications Equipment – 1.1%
221,740	Cisco Systems, Inc.(a)	6,397,199
210,591	CommScope Holding Co., Inc.*(a)	6,829,466
41,470	QUALCOMM, Inc.	2,464,147
55,355	Radware Ltd.*	825,343
118,377	Ruckus Wireless, Inc.*	1,335,293

		17,851,448

Computers & Peripherals – 1.1%
329,492	EMC Corp.(a)	8,639,280
1,001	Samsung Electronics Co. Ltd.	1,200,625
90,101	Western Digital Corp.(a)	6,020,549
30,700	Wincor Nixdorf AG	1,574,634

		17,435,088

Construction & Engineering – 0.0%
257,520	Trevi Finanziaria Industriale SpA	332,451
72,300	YIT OYJ	381,098

		713,549

Construction Materials – 0.1%
17,600	Imerys SA	1,204,377

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Consumer Finance – 0.2%
14,090	Ally Financial, Inc.*	$280,673
9,770	American Express Co.	715,750
7,114	Capital One Financial Corp.	561,295
27,150	Discover Financial Services	1,526,373

		3,084,091

Containers & Packaging – 0.3%
292,306	Orora Ltd.	483,314
129,710	Owens-Illinois, Inc.*(a)	2,795,250
150,745	Rexam PLC	1,253,413

		4,531,977

Diversified Financial Services – 1.2%
17,792	Berkshire Hathaway, Inc. Class B*	2,420,068
40,630	Groupe Bruxelles Lambert SA	3,297,927
12,221	Intercontinental Exchange, Inc.(a)	3,084,580
38,000	Investor AB	1,406,308
146,940	Leucadia National Corp.(a)	2,940,269
162,910	Voya Financial, Inc.(a)	6,609,259

		19,758,411

Diversified Telecommunication Services – 0.4%
109,032	Cellnex Telecom SAU*(b)	1,887,214
89,751	Deutsche Telekom AG	1,681,178
50,562	Sunrise Communications Group AG*(b)	2,758,901

		6,327,293

Electrical Equipment – 0.1%
3,115	Acuity Brands, Inc.	680,939
33,535	Babcock & Wilcox Enterprises, Inc.*	569,424

		1,250,363

Electronic Equipment, Instruments & Components(a) – 0.4%
98,650	TE Connectivity Ltd.	6,357,006

Energy Equipment & Services – 0.2%
44,500	Halliburton Co.	1,707,910
167,100	WorleyParsons Ltd.	770,913

		2,478,823

Food & Staples Retailing – 0.4%
17,114	CVS Health Corp.	1,690,521
85,190	Lenta Ltd.*(b)	639,777
51,710	Walgreens Boots Alliance, Inc.	4,378,803

		6,709,101

Food Products – 0.8%
55,355	Blue Buffalo Pet Products, Inc.*	993,069
320,379	Greencore Group PLC	1,489,662
166,390	Orkla ASA	1,415,991
75,484	The J.M. Smucker Co.(a)	8,861,067

		12,759,789

Common Stocks – (continued)
Health Care Equipment & Supplies* – 0.0%
13,087	Hologic, Inc.	508,561

Health Care Providers & Services – 0.6%
38,820	HCA Holdings, Inc.*(a)	2,670,428
108,829	Kindred Healthcare, Inc.	1,458,309
40,737	Universal Health Services, Inc. Class B(a)	4,973,580

		9,102,317

Health Care Technology*(a) – 0.4%
240,362	IMS Health Holdings, Inc.	6,542,654

Hotels, Restaurants & Leisure – 1.3%
202,829	Aramark(a)	6,155,860
101,543	Carnival Corp.(a)	5,491,445
56,189	Diamond Resorts International, Inc.*	1,598,015
1,027,760	Genting Malaysia Bhd	1,027,797
68,900	International Game Technology PLC	1,117,558
9,438	Marriott International, Inc. Class A	724,650
22,286	McDonald’s Corp.	2,501,604
6,719,799	REXLot Holdings Ltd.	—
43,907	Six Flags Entertainment Corp.	2,284,920
7,307	Wynn Resorts Ltd.	511,125

		21,412,974

Household Durables – 0.6%
164,315	Barratt Developments PLC	1,547,924
42,400	Bellway PLC	1,693,575
79,900	Duni AB	1,212,360
6,126	Garmin Ltd.	217,289
12,461	Mohawk Industries, Inc.*	2,436,125
50,500	Persimmon PLC*	1,548,709
624,714	Taylor Wimpey PLC	1,903,101

		10,559,083

Household Products – 0.1%
19,460	Henkel AG & Co. KGaA	1,796,213

Independent Power Producers & Energy Traders*(a) – 0.2%
223,223	Calpine Corp.	3,462,189

Industrial Conglomerates – 0.4%
5,371	Danaher Corp.	501,168
161,670	General Electric Co.(a)	4,675,496
18,420	Jardine Matheson Holdings Ltd.	1,001,612
30,100	Jardine Strategic Holdings Ltd.	906,027

		7,084,303

Insurance – 1.9%
4,102	Alleghany Corp.*(a)	2,035,700
121,190	American International Group, Inc.(a)	7,642,242
11,866	AmTrust Financial Services, Inc.	809,499
178,830	Aon PLC(a)	16,686,627
12,269	Endurance Specialty Holdings Ltd.	774,542
13,900	Hannover Rueck SE	1,606,980
5,798	Loews Corp.	211,395

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
11,901	MetLife, Inc.	$599,572
6,900	Muenchener Rueckversicherungs AG	1,375,818

		31,742,375

Internet & Catalog Retail* – 0.2%
87,183	Liberty Interactive Corp. QVC Group Class A	2,386,199
23,429	Liberty Ventures Series A	1,020,801
23,812	Vipshop Holdings Ltd. ADR	488,622

		3,895,622

Internet Software & Services – 1.2%
13,375	Alphabet, Inc. Class A*(a)	9,862,591
3,359	Alphabet, Inc. Class C*	2,387,611
6,917	Facebook, Inc. Class A*	705,327
94,330	IAC/InterActiveCorp.(a)	6,321,053

		19,276,582

IT Services – 0.3%
57,511	Computer Sciences Corp.(a)	3,829,657
83,400	Infosys Ltd. ADR	1,514,544
946	Visa, Inc. Class A	73,391

		5,417,592

Life Sciences Tools & Services – 0.3%
26,990	Thermo Fisher Scientific, Inc.	3,529,752
76,288	VWR Corp.*	2,098,683

		5,628,435

Machinery – 0.4%
15,135	Allison Transmission Holdings, Inc.	434,375
46,330	Joy Global, Inc.	795,949
31,700	Kone OYJ Class B	1,352,021
40,000	Konecranes OYJ	1,072,326
46,783	Pentair PLC(a)	2,616,105
4,692	Stanley Black & Decker, Inc.	497,258
6,353	Wabtec Corp.	526,473

		7,294,507

Media – 3.8%
24,730	CBS Corp. Class B	1,150,440
177,806	DISH Network Corp. Class A*(a)	11,196,444
31,291	IPSOS	634,752
180,442	JCDecaux SA	7,329,190
89,734	Liberty Global PLC Series C*	3,826,258
7,344	Liberty Media Corp. Class A*	299,341
62,545	Naspers Ltd.	9,131,219
272,406	News Corp. Class A(a)	4,195,052
3,631	Quebecor, Inc. Class B	85,499
118,401	Sinclair Broadcast Group, Inc. Class A	3,553,214
136,670	The Interpublic Group of Cos., Inc.(a)	3,133,843
2,182	The Madison Square Garden Co. Class A*	389,487
193,738	Time Warner, Inc.(a)	14,596,221
176,000	WPP PLC	3,945,360

		63,466,320

Common Stocks – (continued)
Metals & Mining – 0.6%
630,330	Alcoa, Inc.(a)	5,628,847
30,100	BHP Billiton PLC ADR	970,725
98,360	Globe Specialty Metals, Inc.	1,241,303
66,600	MMC Norilsk Nickel PJSC ADR	992,340
214,100	Northern Star Resources Ltd.	417,768
11,600	South32 Ltd. ADR*	59,624

		9,310,607

Multiline Retail*(a) – 0.4%
97,290	Dollar Tree, Inc.	6,371,522

Oil, Gas & Consumable Fuels – 0.5%
193,070	Gazprom PAO ADR	807,033
22,140	Lukoil PJSC ADR	804,249
50,271	Occidental Petroleum Corp.	3,747,200
4,930	Phillips 66	439,017
86,890	Rosneft OAO GDR	347,560
27,200	Sasol Ltd.	871,533
598,250	Surgutneftegas OAO	407,804
10,106	Teekay Corp.	324,706
726,300	Thai Oil PCL	1,106,006

		8,855,108

Paper & Forest Products* – 0.1%
17,430	Clearwater Paper Corp.	878,995

Personal Products – 0.2%
65,500	Unilever NV	2,961,754

Pharmaceuticals – 0.6%
25,715	Allergan PLC*	7,932,306
14,700	Novartis AG	1,331,653
25,000	Teva Pharmaceutical Industries Ltd. ADR	1,479,750

		10,743,709

Professional Services – 0.1%
9,883	Nielsen Holdings PLC	469,541
6,156	Towers Watson & Co. Class A	760,636

		1,230,177

Real Estate Investment Trusts – 0.7%
25,925	Lamar Advertising Co. Class A(a)	1,462,948
334,284	Northstar Realty Finance Corp.	4,014,751
111,818	Ryman Hospitality Properties, Inc.(a)	5,881,627
55,461	Xenia Hotels & Resorts, Inc.	961,693

		12,321,019

Real Estate Management & Development – 0.4%
93,448	Countrywide PLC	669,588
166,010	Realogy Holdings Corp.*(a)	6,490,991

		7,160,579

Road & Rail* – 0.3%
54,965	Old Dominion Freight Line, Inc.(a)	3,404,532
31,631	Saia, Inc.	746,808

		4,151,340

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 0.2%
56,190	Analog Devices, Inc.(a)	$3,378,143
1,646	MModal, Inc.	25,780
49,237	SunEdison, Inc.*	359,430

		3,763,353

Software – 2.1%
8,776	Autodesk, Inc.*	484,347
38,101	Citrix Systems, Inc.*(a)	3,128,092
34,267	CommVault Systems, Inc.*	1,388,499
17,014	Intuit, Inc.	1,657,674
223,000	Microsoft Corp.(a)	11,738,720
312,090	Oracle Corp.(a)	12,121,576
70,451	PTC, Inc.*	2,496,784
118,377	Symantec Corp.	2,438,566

		35,454,258

Textiles, Apparel & Luxury Goods – 0.1%
6,800	Christian Dior SE	1,336,486

Thrifts & Mortgage Finance* – 0.1%
63,228	Nationstar Mortgage Holdings, Inc.	839,035

Trading Companies & Distributors* – 0.3%
13,707	AerCap Holdings NV	568,841
138,342	HD Supply Holdings, Inc.(a)	4,121,208

		4,690,049

Transportation Infrastructure – 0.1%
424,624	BBA Aviation PLC	1,247,423

Water Utilities – 0.1%
698,000	Guangdong Investment Ltd.	981,639

Wireless Telecommunication Services – 0.6%
45,400	Freenet AG	1,531,511
64,300	KDDI Corp.	1,555,952
178,045	T-Mobile US, Inc.*(a)	6,746,125

		9,833,588

TOTAL COMMON STOCKS
(Cost $578,451,164)		$584,452,117

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 17.4%
Aerospace & Defense – 0.2%
Bombardier, Inc.(b)
$1,000,000	7.500	%(c)	03/15/25	$775,000
554,000	7.750		03/15/20	484,750
200,000	5.750		03/15/22	153,500
362,000	6.000	(c)	10/15/22	278,740
400,000	6.125		01/15/23	308,000
Moog, Inc.(b)(c)
273,000	5.250		12/01/22	278,460
Orbital ATK, Inc.(c)
200,000	5.250		10/01/21	202,250

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Aerospace & Defense – (continued)
Oshkosh Corp.(c)
300,000	5.375%		03/01/22	306,000
Spirit AeroSystems, Inc.(c)
510,000	5.250		03/15/22	527,850

				3,314,550

Automotive(c) – 0.2%
Affinia Group, Inc.
85,000	7.750		05/01/21	88,187
Jaguar Land Rover Automotive PLC(b)
750,000	3.500		03/15/20	738,982
Schaeffler Finance BV(b)
1,121,000	4.250		05/15/21	1,121,000
Schaeffler Holding Finance BV(b)(d)
625,000	6.750		11/15/22	683,594

				2,631,763

Banks(c)(e) – 0.1%
Lloyds Banking Group PLC
1,020,000	7.500		06/27/49	1,081,200

Building Materials – 0.1%
Gibraltar Industries, Inc.(c)
1,600,000	6.250		02/01/21	1,648,000
Norbord, Inc.(b)
300,000	5.375		12/01/20	305,730

				1,953,730

Chemicals(c) – 0.5%
Aruba Investments, Inc.(b)
645,000	8.750		02/15/23	636,937
Cornerstone Chemical Co.(b)
2,255,000	9.375		03/15/18	2,277,550
Hexion, Inc.
2,010,000	10.000		04/15/20	1,919,550
Rain CII Carbon LLC/CII Carbon Corp.(b)
1,185,000	8.000		12/01/18	1,025,025
2,210,000	8.250		01/15/21	1,845,350
SPCM SA(b)
49,000	6.000		01/15/22	49,490

				7,753,902

Consumer Cyclical Services(c) – 0.8%
APX Group, Inc.
65,000	6.375		12/01/19	63,294
2,410,000	8.750		12/01/20	1,988,250
Ashtead Capital, Inc.(b)
115,000	6.500		07/15/22	122,906
CEB, Inc.(b)
120,000	5.625		06/15/23	121,950
Cenveo Corp.(b)
990,000	6.000		08/01/19	866,250
1,810,000	8.500		09/15/22	1,321,300
Ceridian HCM Holding, Inc.(b)
250,000	11.000		03/15/21	220,000
First Data Corp.(b)
500,000	8.250		01/15/21	524,375

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Consumer Cyclical Services(c) – (continued)
	Iron Mountain, Inc.
	$1,000,000	6.000%		08/15/23	$1,042,500
	989,000	5.750		08/15/24	996,418
	Monitronics International, Inc.
	4,325,000	9.125		04/01/20	3,762,750
	Multi-Color Corp.(b)
	1,000,000	6.125		12/01/22	1,026,250
	United Rentals North America, Inc.
	695,000	4.625		07/15/23	697,606

					12,753,849

	Consumer Noncyclical(c) – 0.1%
	NeuStar, Inc.
	1,445,000	4.500		01/15/23	1,257,150

	Consumer Products – Household & Leisure(c) – 0.1%
	Elizabeth Arden, Inc.
	703,000	7.375		03/15/21	442,890
	Spectrum Brands, Inc.(b)
	1,775,000	5.750		07/15/25	1,892,594

					2,335,484

	Distributor(c) – 0.0%
	AmeriGas Finance LLC/AmeriGas Finance Corp.
	300,000	6.750		05/20/20	310,500

	Diversified Financial Services(c) – 0.2%
	Alphabet Holding Co., Inc.(d)
	622,000	7.750		11/01/17	615,780
	Bankrate, Inc.(b)
	1,500,000	6.125		08/15/18	1,496,250
	Credit Acceptance Corp.
	870,000	6.125		02/15/21	867,825
	175,000	7.375	(b)	03/15/23	181,563
	Ocwen Financial Corp.(b)
	1,010,000	7.125		05/15/19	926,675

					4,088,093

	Energy – 0.7%
	Altice US Finance SA(b)(c)
	630,000	7.750		07/15/25	604,044
	Basic Energy Services, Inc.(c)
	350,000	7.750		10/15/22	129,500
	Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)(c)
	2,138,000	6.125		11/15/22	1,993,685
	Chesapeake Energy Corp.
	500,000	4.875	(c)	04/15/22	310,000
	1,000,000	5.750		03/15/23	630,000
	CITGO Holding, Inc.(b)
	935,000	10.750		02/15/20	939,675
	CITGO Petroleum Corp.(b)(c)
	2,000,000	6.250		08/15/22	1,965,000
	Energy Transfer Equity LP(c)
	855,000	5.875		01/15/24	827,212
	EXCO Resources, Inc.(c)
	335,000	8.500		04/15/22	75,375
	Pacific Drilling SA(b)(c)
	250,000	5.375		06/01/20	133,125

	Corporate Obligations – (continued)
	Energy – (continued)
	Parker Drilling Co.(c)
	1,280,000	6.750		07/15/22	985,600
	Petrobras Global Finance BV
	380,000	6.750		01/27/41	268,058
	1,110,000	6.850		06/05/15	754,611
	Rapid Holding GmbH(b)(c)
EUR	565,000	6.625		11/15/20	627,857
	Seventy Seven Energy, Inc.(c)
	205,000	6.500		07/15/22	62,013
	Southern Star Central Corp.(b)(c)
	180,000	5.125		07/15/22	174,600
	Western Refining Logistics LP/WNRL Finance Corp.(c)
	285,000	7.500		02/15/23	289,275
	YPF SA(b)
	230,000	8.750		04/04/24	233,094

					11,002,724

	Energy – Exploration & Production – 1.0%
	Alpha Natural Resources, Inc.(f)
	100,000	3.750		12/15/17	3,000
	825,000	6.000	(c)	06/01/19	28,875
	300,000	6.250	(c)	06/01/21	9,750
	California Resources Corp.(c)
	62,000	5.000		01/15/20	44,795
	206,000	5.500		09/15/21	142,655
	62,000	6.000		11/15/24	42,005
	CONSOL Energy, Inc.(c)
	2,000,000	5.875		04/15/22	1,300,000
	300,000	8.000	(b)	04/01/23	220,500
	Halcon Resources Corp.(b)(c)
	1,000,000	8.625		02/01/20	862,500
	424,000	13.000		02/15/22	248,040
	Jupiter Resources, Inc.(b)(c)
	1,785,000	8.500		10/01/22	928,200
	Kosmos Energy Ltd.(b)(c)
	1,040,000	7.875		08/01/21	904,800
	Linn Energy LLC/Linn Energy Finance Corp.(c)
	2,775,000	7.250		11/01/19	610,500
	MEG Energy Corp.(b)(c)
	600,000	6.500		03/15/21	532,500
	450,000	6.375		01/30/23	381,375
	1,680,000	7.000		03/31/24	1,457,400
	Memorial Production Partners LP/Memorial Production Finance Corp.(c)
	1,574,000	7.625		05/01/21	1,054,580
	1,115,000	6.875		08/01/22	696,875
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(c)
	951,000	10.750		10/01/20	171,180
	245,000	9.250		06/01/21	49,000
	Murray Energy Corp.(b)(c)
	1,990,000	11.250		04/15/21	542,275
	Newfield Exploration Co.(c)
	2,000,000	5.375		01/01/26	1,900,000
	PDC Energy, Inc.(c)
	1,500,000	7.750		10/15/22	1,500,000
	Peabody Energy Corp.
	95,000	6.250		11/15/21	13,300

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
SandRidge Energy, Inc.(c)
$885,000	7.500%		02/15/23	$203,550
SM Energy Co.(c)
117,000	6.125		11/15/22	112,905
Walter Energy, Inc.(c)(f)
40,000	9.875		12/15/20	1,100
125,000	8.500		04/15/21	1,250
Whiting Petroleum Corp.(c)
300,000	6.500		10/01/18	285,750
2,300,000	6.250		04/01/23	2,144,750

				16,393,410

Energy – Services(c) – 0.2%
Basic Energy Services, Inc.
1,625,000	7.750		02/15/19	633,750
Hiland Partners LP/Hiland Partners Finance Corp.(b)
400,000	7.250		10/01/20	418,000
1,434,000	5.500		05/15/22	1,396,322

				2,448,072

Entertainment & Leisure(c) – 0.5%
AMC Entertainment, Inc.
500,000	5.875		02/15/22	516,250
750,000	5.750		06/15/25	753,750
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
150,000	5.250		03/15/21	156,187
1,130,000	5.375		06/01/24	1,158,250
Cinemark USA, Inc.
2,000,000	4.875		06/01/23	1,965,000
Guitar Center, Inc.(b)
1,100,000	6.500		04/15/19	1,034,000
1,964,000	9.625		04/15/20	1,644,850
Regal Entertainment Group
400,000	5.750		03/15/22	410,000
Six Flags Entertainment Corp.(b)
500,000	5.250		01/15/21	518,750

				8,157,037

Environmental(c) – 0.0%
Clean Harbors, Inc.
510,000	5.125		06/01/21	521,475

Finance – 0.3%
Ally Financial, Inc.
200,000	3.500		01/27/19	202,000
1,800,000	5.125		09/30/24	1,901,250
CIT Group, Inc.(b)
600,000	5.500		02/15/19	637,500
Harland Clarke Holdings Corp.(b)(c)
1,155,000	9.250		03/01/21	978,862
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(c)
360,000	4.875		03/15/19	368,208
300,000	5.875		02/01/22	309,000
Walter Investment Management Corp.
467,000	4.500		11/01/19	334,489
900,000	7.875	(c)	12/15/21	733,500

				5,464,809

Corporate Obligations – (continued)
Food & Beverage(c) – 0.2%
B&G Foods, Inc.
2,000,000	4.625		06/01/21	1,995,000
CVS Health Corp.(b)
1,250,000	4.750		12/01/22	1,363,875

				3,358,875

Gaming – 0.9%
Affinity Gaming/Affinity Gaming Finance Corp.(c)
450,000	9.000		05/15/18	454,500
Caesars Entertainment Operating Co., Inc.(c)(f)
220,000	11.250		06/01/17	173,800
1,865,000	9.000		02/15/20	1,505,988
Chester Downs & Marina LLC(b)(c)
3,025,000	9.250		02/01/20	2,276,312
MGM Resorts International
2,013,000	6.625		12/15/21	2,143,845
Mohegan Tribal Gaming Authority(c)
2,805,000	9.750		09/01/21	2,896,162
Pinnacle Entertainment, Inc.(c)
1,100,000	7.500		04/15/21	1,161,875
Scientific Games International, Inc.(c)
1,025,000	10.000		12/01/22	907,125
Seminole Hard Rock Entertainment, Inc.(b)(c)
1,731,000	5.875		05/15/21	1,731,000
Shingle Springs Tribal Gaming Authority(b)(c)
1,755,000	9.750		09/01/21	1,842,750

				15,093,357

Health Care – Medical Products(c) – 0.3%
Fresenius Medical Care US Finance II, Inc.(b)
2,300,000	4.750		10/15/24	2,323,000
Grifols Worldwide Operations Ltd.
2,100,000	5.250		04/01/22	2,173,500
Halyard Health, Inc.
1,000,000	6.250		10/15/22	1,030,000
Immucor, Inc.
70,000	11.125		08/15/19	71,575

				5,598,075

Health Care – Pharmaceuticals – 0.3%
Mallinckrodt International Finance SA
1,000,000	4.750		04/15/23	882,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b)(c)
1,500,000	5.500		04/15/25	1,365,000
Quintiles Transnational Corp.(b)(c)
2,000,000	4.875		05/15/23	2,040,000
Valeant Pharmaceuticals International, Inc.(b)(c)
1,000,000	6.750		08/15/18	962,500

				5,250,000

Health Care – Services – 0.7%
Acadia Healthcare Co., Inc.(c)
980,000	5.125		07/01/22	965,300
820,000	5.625		02/15/23	826,150
500,000	5.625	(b)	02/15/23	503,750
Amsurg Corp.(c)
2,104,000	5.625		07/15/22	2,067,180

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care – Services – (continued)
CHS/Community Health Systems, Inc.(c)
$150,000	8.000%		11/15/19	$155,625
800,000	5.125		08/01/21	828,000
DaVita HealthCare Partners, Inc.(c)
500,000	5.125		07/15/24	508,750
2,308,000	5.000		05/01/25	2,290,690
HCA, Inc.
2,000,000	5.250		04/15/25	2,070,000
Kindred Healthcare, Inc.(c)
795,000	6.375		04/15/22	751,275
Tenet Healthcare Corp.
75,000	6.000		10/01/20	80,625

				11,047,345

Home Construction – 0.0%
Masonite International Corp.(b)(c)
215,000	5.625		03/15/23	224,675
The ServiceMaster Co. LLC
255,000	7.450		08/15/27	259,144
100,000	7.250		03/01/38	93,500

				577,319

Life Insurance – 0.0%
Genworth Holdings, Inc.
90,000	7.200		02/15/21	86,112
430,000	6.150	(c)(e)	11/15/66	191,350

				277,462

Lodging(b)(c) – 0.1%
Interval Acquisition Corp.
1,500,000	5.625		04/15/23	1,537,500

Machinery(b) – 0.1%
Boart Longyear Management Pty Ltd.
1,400,000	10.000		10/01/18	1,190,000
325,000	7.000	(c)	04/01/21	130,000

				1,320,000

Media – Broadcasting & Radio(c) – 0.9%
Cumulus Media Holdings, Inc.
1,910,000	7.750		05/01/19	1,241,500
iHeartCommunications, Inc.
1,440,000	10.000		01/15/18	763,200
2,170,542	14.000	(d)	02/01/21	889,922
1,080,000	9.000		03/01/21	893,700
LIN Television Corp.(b)
750,000	5.875		11/15/22	759,375
Nexstar Broadcasting, Inc.
580,000	6.875		11/15/20	599,575
500,000	6.125	(b)	02/15/22	496,250
Sinclair Television Group, Inc.
600,000	5.375		04/01/21	601,500
1,850,000	5.625	(b)	08/01/24	1,810,688
Sirius XM Radio, Inc.(b)
540,000	4.250		05/15/20	550,800
1,000,000	4.625		05/15/23	990,000
1,000,000	6.000		07/15/24	1,055,000
750,000	5.375		04/15/25	766,875

Corporate Obligations – (continued)
Media – Broadcasting & Radio(c) – (continued)
Townsquare Media, Inc.(b)
940,000	6.500		04/01/23	902,400
Univision Communications, Inc.(b)
1,500,000	5.125		02/15/25	1,473,750
1,400,000	8.500		05/15/21	1,463,000

				15,257,535

Media – Cable – 1.1%
Altice US Finance I Corp.(b)(c)
1,382,000	5.375		07/15/23	1,390,638
Altice US Finance II Corp.(b)(c)
400,000	7.750		07/15/25	383,520
Cable One, Inc.(b)(c)
1,667,000	5.750		06/15/22	1,675,335
Cablevision Systems Corp.
250,000	7.750		04/15/18	262,500
CCO Holdings LLC/CCO Holdings Capital Corp.(c)
2,000,000	5.125		02/15/23	2,000,000
CCO Safari II LLC(b)(c)
750,000	4.908		07/23/25	763,440
CSC Holdings LLC
220,000	8.625		02/15/19	236,500
1,325,000	6.750		11/15/21	1,285,250
DISH DBS Corp.
120,000	5.000		03/15/23	111,000
400,000	5.875		11/15/24	382,000
Midcontinent Communications & Midcontinent Finance Corp.(b)(c)
200,000	6.250		08/01/21	205,000
Neptune Finco Corp.(b)(c)
375,000	6.625		10/15/25	396,094
910,000	10.875		10/15/25	971,425
615,000	10.125		01/15/23	647,288
Numericable – SFR SAS(b)(c)
1,300,000	6.000		05/15/22	1,300,000
700,000	6.250		05/15/24	700,000
Videotron Ltd.
500,000	5.000		07/15/22	518,750
2,247,000	5.375	(b)(c)	06/15/24	2,308,792
Virgin Media Secured Finance PLC(b)(c)
450,000	5.375		04/15/21	469,125
2,150,000	5.250		01/15/26	2,141,937

				18,148,594

Media – Non Cable(c) – 0.8%
Liberty Interactive LLC
1,674,810	4.000		11/15/29	1,000,699
680,716	3.750		02/15/30	401,623
Nielsen Finance LLC/Nielsen Finance Co.
1,280,000	5.000	(b)	04/15/22	1,296,000
100,000	4.500		10/01/20	102,875
Outfront Media Capital LLC/Outfront Media Capital Corp.
500,000	5.250		02/15/22	511,875
2,180,000	5.875		03/15/25	2,256,300
Radio One, Inc.(b)
1,125,000	9.250		02/15/20	933,750

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Media – Non Cable(c) – (continued)
	TEGNA, Inc.
	$200,000	5.125%		10/15/19	$208,000
	2,000,000	4.875	(b)	09/15/21	1,980,000
	500,000	6.375		10/15/23	540,000
	The McClatchy Co.
	1,280,000	9.000		12/15/22	1,222,400
	VeriSign, Inc.
	1,000,000	4.625		05/01/23	997,500
	1,500,000	5.250		04/01/25	1,526,250

					12,977,272

	Metals & Mining – 0.4%
	Glencore Finance Canada Ltd.(b)
	200,000	4.950		11/15/21	173,500
	300,000	4.250		10/25/22	243,750
	300,000	6.000		11/15/41	237,210
	400,000	5.550		10/25/42	312,000
	Glencore Funding LLC(b)
	600,000	3.125		04/29/19	514,500
	100,000	2.875		04/16/20	83,925
	300,000	4.625		04/29/24	237,000
	Hecla Mining Co.(c)
	496,000	6.875		05/01/21	416,640
	IAMGOLD Corp.(b)(c)
	2,775,000	6.750		10/01/20	2,109,000
	New Gold, Inc.(b)(c)
	1,820,000	6.250		11/15/22	1,556,100

					5,883,625

	Packaging – 0.4%
	Ball Corp.
	2,380,000	5.250		07/01/25	2,427,600
	Reynolds Group Issuer, Inc.(c)
	1,800,000	5.750		10/15/20	1,869,750
	Sealed Air Corp.(b)(c)
	1,200,000	5.125		12/01/24	1,236,000
	Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc.(b)(c)
	1,200,000	6.375		05/01/22	1,125,000

					6,658,350

	Pipelines – 1.1%
	Genesis Energy LP/Genesis Energy Finance Corp.(c)
	1,024,000	6.750		08/01/22	990,720
	888,000	6.000		05/15/23	808,080
	1,300,000	5.625		06/15/24	1,137,500
	Gibson Energy, Inc.(b)(c)
	84,000	6.750		07/15/21	80,850
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.(c)
	1,500,000	4.875		12/01/24	1,410,000
	ONEOK, Inc.(c)
	935,000	7.500		09/01/23	924,442
	PBF Logistics LP/PBF Logistics Finance Corp.(b)(c)
	1,520,000	6.875		05/15/23	1,428,800
	Rockies Express Pipeline LLC(b)
	365,000	6.000		01/15/19	372,300
	1,250,000	5.625		04/15/20	1,260,937

	Corporate Obligations – (continued)
	Pipelines – (continued)
	Rose Rock Midstream LP/Rose Rock Finance Corp.(c)
	1,673,000	5.625		07/15/22	1,438,780
	900,000	5.625	(b)	11/15/23	769,500
	Sabine Pass Liquefaction LLC(c)
	1,320,000	5.625	(b)	03/01/25	1,263,900
	705,000	5.750		05/15/24	680,325
	1,265,000	5.625		02/01/21	1,255,513
	1,625,000	5.625		04/15/23	1,580,312
	SemGroup Corp.(c)
	95,000	7.500		06/15/21	89,538
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(c)
	1,802,000	5.500		08/15/22	1,563,235
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)
	1,250,000	5.250		05/01/23	1,165,625

					18,220,357

	Property Insurance(b)(c) – 0.1%
	Hub International Ltd.
	800,000	7.875		10/01/21	799,000

	Real Estate(c) – 0.2%
	Communications Sales & Leasing, Inc./CSL Capital LLC(b)
	700,000	6.000		04/15/23	679,000
	Kennedy-Wilson, Inc.
	805,000	5.875		04/01/24	798,962
	Keystone Financing PLC(b)
GBP	345,000	9.500		10/15/19	561,795
	RHP Hotel Properties LP/RHP Finance Corp.
	$675,000	5.000		04/15/23	690,188
	600,000	1.000		04/15/21	621,000

					3,350,945

	Retailers – 0.9%
	Claire’s Stores, Inc.(c)
	2,270,000	8.875		03/15/19	896,650
	1,085,000	9.000	(b)	03/15/19	886,987
	305,000	7.750	(b)	06/01/20	89,975
	Dollar Tree, Inc.(b)(c)
	200,000	5.750		03/01/23	210,000
	Ferrellgas LP/Ferrellgas Finance Corp.(c)
	865,000	6.750		01/15/22	800,125
	GameStop Corp.(b)(c)
	1,400,000	5.500		10/01/19	1,461,285
	Hema Bondco I BV(b)(c)
	700,000	5.212	(e)	06/15/19	521,140
	420,000	6.250		06/15/19	331,648
	JC Penney Corp., Inc.
	765,000	8.125		10/01/19	763,087
	L Brands, Inc.
	1,500,000	5.625		02/15/22	1,635,000
	650,000	6.875	(b)	11/01/35	674,375
	New Albertsons, Inc.
	400,000	7.750		06/15/26	392,000
	975,000	7.450		08/01/29	951,844
	465,000	8.700		05/01/30	477,787
	620,000	8.000		05/01/31	613,800

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Retailers – (continued)
	Rite Aid Corp.
	$35,000	7.700%		02/15/27	$44,319
	490,000	6.875	(b)	12/15/28	577,587
	430,000	6.125	(b)(c)	04/01/23	464,938
	Roundy’s Supermarkets, Inc.(b)(c)
	55,000	10.250		12/15/20	30,663
	The Bon-Ton Department Stores, Inc.(c)
	1,630,000	8.000		06/15/21	929,100
	Toys R US, Inc.
	1,440,000	10.375	(c)	08/15/17	1,152,000
	2,025,000	7.375		10/15/18	1,341,562

					15,245,872

	Technology – Hardware – 0.5%
	Advanced Micro Devices, Inc.
	2,325,000	7.750	(c)	08/01/20	1,720,500
	185,000	7.500		08/15/22	134,125
	1,135,000	7.000	(c)	07/01/24	794,500
	Amkor Technology, Inc.(c)
	100,000	6.375		10/01/22	97,250
	CDW LLC/CDW Finance Corp.(c)
	1,500,000	5.000		09/01/23	1,560,000
	CommScope, Inc.(b)(c)
	1,085,000	5.000		06/15/21	1,087,712
	Flextronics International Ltd.
	500,000	5.000		02/15/23	503,340
	NXP BV/NXP Funding LLC(b)(c)
	500,000	5.750		02/15/21	528,125
	Sensata Technologies BV(b)
	2,500,000	5.000		10/01/25	2,425,000

					8,850,552

	Technology – Software/Services(c) – 0.6%
	Audatex North America, Inc.(b)
	2,080,000	6.125		11/01/23	2,093,000
	BMC Software Finance, Inc.(b)
	1,375,000	8.125		07/15/21	1,062,188
	Boxer Parent Co., Inc.(b)(d)
	1,400,000	9.000		10/15/19	1,001,000
	Equinix, Inc.
	50,000	4.875		04/01/20	52,250
	1,700,000	5.750		01/01/25	1,772,250
	Global A&T Electronics Ltd.(b)
	625,000	10.000		02/01/19	506,250
	MSCI, Inc.(b)
	2,601,750	5.250		11/15/24	2,731,837

					9,218,775

	Telecommunications – Cellular(c) – 0.3%
	Altice Finco SA(b)
	530,000	8.125		01/15/24	528,012
	180,000	7.625		02/15/25	171,450
	Sable International Finance Ltd.(b)
	100,000	8.750		02/01/20	105,348
	SoftBank Group Corp.
	2,600,000	6.000		07/30/25	2,658,500

	Corporate Obligations – (continued)
	Telecommunications – Cellular(c) – (continued)
	T-Mobile USA, Inc.
	1,200,000	6.625		04/01/23	1,227,000

					4,690,310

	Telecommunications – Satellites(c) – 0.1%
	Intelsat Jackson Holdings SA
	600,000	7.500		04/01/21	543,000
	350,000	5.500		08/01/23	290,500
	Intelsat Luxembourg SA
	1,810,000	7.750		06/01/21	1,086,000

					1,919,500

	Textile & Apparel – 0.1%
	Nine West Holdings, Inc.(b)
	3,420,000	8.250		03/15/19	1,846,800
	The William Carter Co.(c)
	185,000	5.250		08/15/21	191,938

					2,038,738

	Transportation – 0.4%
	Air Medical Merger Sub Corp.(b)(c)
	470,000	6.375		05/15/23	431,225
	Algeco Scotsman Global Finance PLC(b)(c)
	2,390,000	8.500		10/15/18	2,100,213
	110,000	9.000		10/15/18	107,659
	Bluewater Holding BV(b)(c)
	200,000	10.000		12/10/19	121,000
	Navistar International Corp.
	2,400,000	8.250	(c)	11/01/21	1,872,000
	420,000	4.500		10/15/18	297,413
	641,000	4.750		04/15/19	445,495
	Watco Cos. LLC/Watco Finance Corp.(b)(c)
	600,000	6.375		04/01/23	600,000
	WFS Global Holding SAS(b)(c)
EUR	930,000	9.500		07/15/22	1,056,801

					7,031,806

	Utilities – Distribution(c) – 0.0%
	Ferrellgas LP/Ferrellgas Finance Corp.
	$200,000	6.500		05/01/21	185,500

	Utilities – Electric – 0.5%
	Dynegy, Inc.(c)
	580,000	7.375		11/01/22	581,450
	275,000	7.625		11/01/24	275,688
	GenOn Americas Generation LLC
	1,265,000	8.500		10/01/21	996,187
	640,000	9.125		05/01/31	480,000
	Illinois Power Generating Co.
	500,000	6.300		04/01/20	395,000
	1,825,000	7.950		06/01/32	1,478,250
	NRG Energy, Inc.(c)
	1,840,000	6.250		05/01/24	1,646,800
	Talen Energy Supply, LLC(b)(c)
	1,600,000	4.625		07/15/19	1,468,000
	WESCO Distribution, Inc.(c)
	1,400,000	5.375		12/15/21	1,354,500

					8,675,875

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Utilities – Pipelines(c) – 0.1%
Kinder Morgan, Inc.(b)
$300,000	5.000%		02/15/21	$303,600
Regency Energy Partners LP/Regency Energy Finance Corp.
500,000	5.875		03/01/22	510,000
1,000,000	5.000		10/01/22	980,000

				1,793,600

Wireless Telecommunications – 0.9%
Aegis Merger Sub, Inc.(b)(c)
445,000	10.250		02/15/23	453,900
Altice Financing SA(b)(c)
1,695,000	6.500		01/15/22	1,716,187
595,000	6.625		02/15/23	596,487
Altice Luxembourg SA(b)(c)
346,000	7.750		05/15/22	333,025
Anixter, Inc.(b)
140,000	5.500		03/01/23	144,550
Digicel Group Ltd.(b)(c)
500,000	8.250		09/30/20	442,500
Digicel Ltd.(b)(c)
1,265,000	6.000		04/15/21	1,138,500
365,000	6.750		03/01/23	332,150
DigitalGlobe, Inc.(b)(c)
2,300,000	5.250		02/01/21	2,064,250
Hughes Satellite Systems Corp.
1,065,000	7.625		06/15/21	1,163,512
Inmarsat Finance PLC(b)(c)
2,000,000	4.875		05/15/22	1,985,000
Sprint Capital Corp.
205,000	8.750		03/15/32	184,500
200,000	6.900		05/01/19	191,500
325,000	6.875		11/15/28	268,938
Sprint Corp.
2,225,000	7.875		09/15/23	2,058,125
605,000	7.125		06/15/24	530,888
640,000	7.625	(c)	02/15/25	564,800
Wind Acquisition Finance SA(b)(c)
604,000	4.750		07/15/20	614,570

				14,783,382

Wirelines Telecommunications – 0.4%
Anixter, Inc.
2,142,000	5.125		10/01/21	2,195,550
CenturyLink, Inc.
77,000	5.625		04/01/20	77,187
1,899,000	5.625	(c)	04/01/25	1,722,184
CommScope Technologies Finance LLC(b)(c)
600,000	6.000		06/15/25	612,000
Frontier Communications Corp.
180,000	10.500	(b)(c)	09/15/22	186,750
360,000	7.125		01/15/23	321,300
840,000	7.625		04/15/24	757,050

				5,872,021

TOTAL CORPORATE OBLIGATIONS (Cost $308,881,174)				$287,129,290

Asset-Backed Securities(b)(e) – 0.1%
Collateralized Loan Obligations – 0.1%
Carlyle Global Market Strategies CLO Ltd. Series 2015-1, Class E1
$500,000	5.587%		04/20/27	$441,265
Jamestown CLO XI Ltd. Series 2015-6A, Class C
525,000	3.526		02/20/27	477,285
Jamestown CLO XI Ltd. Series 2015-6A, Class D
500,000	5.026		02/20/27	420,873

TOTAL ASSET-BACKED SECURITIES
(Cost $1,368,506)				$1,339,423

Foreign Debt Obligation(b) – 0.0%
Provincia de Buenos Aires
$625,000	9.950%		06/09/21	$640,706
(Cost $622,129)

Municipal Debt Obligations – 0.2%
Puerto Rico – 0.1%
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
$70,000	5.125%		07/01/37	$43,575
25,000	5.000		07/01/41	15,563
Puerto Rico Commonwealth GO Bonds Series 2007 A
85,000	5.250		07/01/37	53,337
Puerto Rico Commonwealth GO Bonds Series 2014 A
1,410,000	8.000		07/01/35	1,024,012
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007
65,000	5.250		08/01/57	40,138

				1,176,625

Texas – 0.1%
Texas State Public Finance Authority RB (Taxable Windstrom Insurance) Series 2014
2,425,000	8.250		07/01/24	2,404,097

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,762,580)				$3,580,722

U.S. Treasury Obligations(a) – 4.2%
United States Treasury Notes
$22,000,000	4.500%		11/15/15	$22,032,559
22,000,000	2.000		01/31/16	22,100,320
25,000,000	2.625		02/29/16	25,202,501

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $69,330,237)				$69,335,380

Senior Term Loans(g) – 3.9%
Automotive – Parts – 0.1%
Evergreen Skills Lux S.a.r.l.
$1,249,190	5.750%		04/28/21	$1,055,566
INA Beteiligungsgesellschaft mbH
136,154	4.250		05/15/20	136,343

				1,191,909

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Term Loans(g) – (continued)
	Building Materials – 0.3%
	Headwaters, Inc.
	$149,625	4.500%	03/24/22	$149,999
	Jeld-Wen, Inc.
	957,199	5.250	10/15/21	957,199
	MX Holdings US, Inc.
	197,015	4.000	08/14/20	196,769
	Preferred Proppants LLC
	2,041,216	6.750	07/27/20	1,160,941
	Wilsonart LLC
	1,710,842	4.000	10/31/19	1,696,950

				4,161,858

	Chemicals – 0.1%
	SK Spice S.a.r.l.(h)
EUR	745,000	0.000	06/12/21	813,865
	Styrolution US Holding LLC
	709,638	6.500	11/07/19	709,638

				1,523,503

	Consumer Products – Household & Leisure – 0.0%
	Serta Simmons Holdings LLC
	741,947	4.250	10/01/19	741,828

	Consumer Products – Industrial – 0.0%
	Harbor Freight Tools USA, Inc.
	140,250	4.750	07/26/19	140,575

	Diversified Manufacturing – 0.0%
	KP Germany Erste GmbH
	185,499	5.000	04/28/20	185,730

	Energy – 0.2%
	Chief Exploration & Development LLC
	150,000	7.500	05/12/21	118,800
	Drillships Ocean Ventures, Inc.
	1,685,565	5.500	07/25/21	1,089,297
	EFS Cogen Holdings I LLC
	222,040	3.750	12/17/20	221,207
	Energy Transfer Equity LP
	165,796	4.000	12/02/19	160,348
	KCA Deutag US Finance LLC
	1,278,526	6.250	05/15/20	1,007,901
	Seadrill Partners Finco LLC
	524,626	4.000	02/21/21	304,776
	Stallion Oilfield Services Ltd.
	129,157	8.000	06/19/18	82,337
	Templar Energy LLC
	974,556	8.500	11/25/20	414,995

				3,399,661

	Energy – Exploration & Production – 0.1%
	Energy & Exploration Partners, Inc.
	875,583	7.750	01/15/19	609,992
	Murray Energy Corp.
	399,000	7.500	04/16/20	257,854

				867,846

	Senior Term Loans(g) – (continued)
	Finance – 0.1%
	CeramTec Acquisition Corp.
	$1,053,675	4.250%	08/30/20	$1,053,022
	Walter Investment Management Corp.
	769,482	4.750	12/19/20	700,229

				1,753,251

	Finance Insurance – 0.1%
	Hub International Ltd.
	841,470	4.250	10/02/20	818,506

	Food & Beverages – 0.1%
	B&G Foods, Inc.
	349,000	3.750	10/07/22	348,892
	Meldrew Participations BV(h)
EUR	2,030,500	0.000	10/31/19	2,022,573

				2,371,465

	Gaming – 0.3%
	AMF Bowling Centers, Inc.
	$291,978	7.250	09/18/21	287,964
	Boyd Gaming Corp.
	162,389	4.000	08/14/20	162,447
	Caesars Entertainment Operating Co., Inc.
	1,050,000	5.450	03/01/17	960,309
	2,656	11.000	03/01/17	—
	Mashantucket (Western) Pequot Tribe
	2,361,985	5.000	07/01/18	1,759,679
	1,717,515	9.375	06/30/20	1,325,587
	Mohegan Tribal Gaming Authority
	177,616	5.500	06/15/18	175,484
	Shingle Springs Tribal Gaming Authority
	74,336	6.250	08/29/19	74,336

				4,745,806

	Health Care – Medical Products – 0.1%
	Carestream Health, Inc.
	2,450,000	9.500	12/07/19	2,269,313

	Health Care – Services – 0.2%
	Acadia Healthcare Co., Inc.
	198,500	4.250	02/11/22	198,500
	Air Medical Group Holdings, Inc.
	673,313	4.500	04/28/22	660,971
	American Renal Holdings, Inc.
	1,466,063	4.500	09/20/19	1,455,067
	Community Health Systems, Inc.
	119,400	3.575	12/31/18	118,753
	69,369	3.750	12/31/19	69,033
	127,637	4.000	01/27/21	127,212
	Envision Healthcare Corp.
	493,553	4.000	05/25/18	491,495
	MedAssets, Inc.
	312,373	4.000	12/13/19	310,289
	Millennium Laboratories, Inc.
	1,769,207	5.250	04/16/21	623,646

				4,054,966

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(g) – (continued)
Media – Broadcasting & Radio – 0.1%
AP NMT Acquisition BV
$706,536	6.750%	08/13/21	$672,093
Cumulus Media Holdings, Inc.
150,000	4.250	12/23/20	127,220
iHeart Communications, Inc.
1,551,074	6.938	01/30/19	1,296,605

			2,095,918

Media – Cable – 0.0%
Ziggo N.V.
493,373	3.500	01/15/22	485,493

Media – Non Cable – 0.1%
Advantage Sales & Marketing, Inc.
1,002,552	4.250	07/23/21	979,453
Affinion Group, Inc.
708,160	6.750	04/30/18	678,821
Interactive Data Corp.
494,987	4.750	05/02/21	494,779
Media General, Inc.
62,486	3.250	07/31/20	62,369

			2,215,422

Packaging – 0.0%
Ardagh Holdings USA, Inc.
295,500	4.000	12/17/19	294,948
Klockner-Pentaplast of America, Inc.
434,067	5.000	04/28/20	434,609

			729,557

Pharmaceuticals – 0.2%
Lantheus Medical Imaging, Inc.
1,690,763	7.000	06/30/22	1,555,502
Valeant Pharmaceuticals International, Inc.
960,020	4.000	04/01/22	891,138

			2,446,640

Property/Casualty Insurance – 0.1%
York Risk Services Holding Corp.
1,310,566	4.750	10/01/21	1,257,593

Real Estate – 0.2%
Empire Generating Co. LLC
2,136,521	5.250	03/12/21	1,901,504
GTCR Valor Cos., Inc.
667,970	6.000	05/30/21	651,270
Rhp Hotel Properties LP
523,375	3.500	01/15/21	523,595

			3,076,369

Retailers – 0.5%
Ascena Retail Group, Inc.
1,700,000	5.250	08/21/22	1,624,571
Dollar Tree, Inc.
756,825	3.500	07/06/22	757,771
82,307	4.250	07/06/22	82,328
Gymboree Corp.
2,125,000	5.000	02/23/18	1,360,574

Senior Term Loans(g) – (continued)
Retailers – (continued)
JC Penney Corp., Inc.
672,102	6.000	05/22/18	669,582
Leslie’s Poolmart, Inc.
195,960	4.250	10/16/19	192,678
Staples, Inc.
1,500,000	3.500	04/07/21	1,491,825
The Talbots, Inc.
155,000	9.500	03/19/21	151,254
Toys R US – Delaware, Inc.
1,405,753	9.750	04/24/20	1,227,110
True Religion Apparel, Inc.
96,500	5.875	07/30/19	57,055

			7,614,748

Services Cyclical – Business Services – 0.2%
Koosharem LLC
1,858,175	7.500	05/15/20	1,818,689
Redtop Acquisition Ltd.
98,250	4.500	12/03/20	98,373
TransUnion LLC
695,610	3.500	04/09/21	685,467
Tribune Publishing Co.
856,789	5.750	07/07/21	811,096
Weight Watchers International, Inc.
431,151	4.000	04/02/20	333,603

			3,747,228

Technology – Hardware – 0.0%
Freescale Semiconductor, Inc.
98,000	5.000	01/15/21	97,956
Photonis Technologies SAS
191,910	8.500	09/18/19	182,315

			280,271

Technology – Software – 0.0%
Aricent Technologies Ltd.
447,866	5.500	04/14/21	440,029

Technology – Software/Services – 0.1%
Applied Systems, Inc.
951,587	4.250	01/25/21	943,556
Black Knight InfoServ LLC
152,290	3.750	05/27/22	152,386
BMC Software, Inc.
332,221	5.000	09/10/20	298,687
MModal Inc.
118,887	9.000	01/31/20	108,385

			1,503,014

Telecommunications – Internet & Data – 0.2%
Asurion LLC
473,771	5.000	05/24/19	451,267
493,687	4.250	07/08/20	459,025
1,500,000	8.500	03/03/21	1,346,880
Level 3 Financing, Inc.
650,000	4.000	01/15/20	651,138

			2,908,310

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Senior Term Loans(g) – (continued)
Textiles – 0.1%
Indra Holdings Corp.
$147,614	5.250%	04/29/21	$141,709
Nine West Holdings, Inc.
483,775	4.750	10/08/19	409,395
1,515,000	6.250	01/08/20	951,920

			1,503,024

Transportation – 0.0%
Syncreon Group Holdings B.V.
744,972	5.250	10/28/20	594,487

Utilities – 0.4%
Calpine Corp.
1,994,859	4.000	10/09/19	1,996,415
Longview Power LLC
1,376,550	7.000	04/13/21	1,349,019
Penn Products Terminals LLC
278,600	4.750	04/13/22	279,296
Texas Competitive Electric Holdings Co.
3,185,585	4.677	10/10/16	1,009,873
3,606,640	4.677	10/10/17	1,205,518

			5,840,121

TOTAL SENIOR TERM LOANS
(Cost $72,786,193)			$64,964,441

Shares		Rate	Value

Preferred Stock – 0.0%
Banks – 0.0%
Sberbank PAO
RUB	310,220	0.000%	$332,492

TOTAL PREFERRED STOCK
(Cost $235,475)			$332,492

Units	Description	Expiration Date	Value

Warrants* – 0.1%
Commercial Banks – 0.1%
80,516	JPMorgan Chase & Co.	10/28/2018	$1,800,338
Semiconductors & Semiconductor Equipment – 0.0%
516	MModal, Inc. Warrant A	07/31/2017	258
681	MModal, Inc. Warrant B	07/31/2017	170

TOTAL WARRANTS
(Cost $1,651,526)			$1,800,766

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(i) – 38.2%
Repurchase Agreements – 38.2%
Joint Repurchase Agreement Account II
$631,300,000	0.092%	11/02/15	$631,300,000
(Cost $631,300,000)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 99.5%
(Cost $1,668,388,984)			$1,644,875,337

Shares	Description	Value

Common Stocks Sold Short – (1.5)%
Aerospace & Defense – (0.2)%
25,161	The Boeing Co.	$(3,725,589)

Air Freight & Logistics – (0.1)%
6,949	United Parcel Service, Inc. Class B	(715,886)

Automobiles – (0.0)%
11,000	Ford Motor Co.	(162,910)
5,000	General Motors Co.	(174,550)

		(337,460)

Chemicals – (0.0)%
6,465	The Dow Chemical Co.	(334,047)

Commercial Services & Supplies – (0.0)%
9,350	Pitney Bowes, Inc.	(193,078)

Diversified Telecommunication Services – (0.1)%
38,820	AT&T, Inc.	(1,300,858)
8,060	Verizon Communications, Inc.	(377,853)

		(1,678,711)

Electronic Equipment, Instruments & Components – (0.1)%
7,735	Amphenol Corp. Class A	(419,392)
3,889	Belden, Inc.	(249,012)

		(668,404)

Food & Staples Retailing – (0.1)%
19,650	Wal-Mart Stores, Inc.	(1,124,766)

Hotels, Restaurants & Leisure – (0.0)%
11,734	La Quinta Holdings, Inc.	(177,770)

Independent Power Producers & Energy Traders – (0.0)%
13,498	TerraForm Power, Inc. Class A	(246,339)

Industrial Conglomerates – (0.0)%
9,196	General Electric Co.	(265,948)

Insurance – (0.0)%
5,347	CNA Financial Corp.	(195,486)

Internet & Catalog Retail – (0.0)%
4,882	Expedia, Inc.	(665,417)

Internet Software & Services – (0.6)%
478,400	Tencent Holdings Ltd.	(9,017,539)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks Sold Short – (continued)
Machinery – (0.1)%
18,931	Caterpillar, Inc.	$(1,381,774)
6,949	Deere & Co.	(542,022)

		(1,923,796)

Media – (0.0)%
65,875	Sirius XM Holdings, Inc.	(268,770)

Oil, Gas & Consumable Fuels – (0.0)%
2,757	Exxon Mobil Corp.	(228,114)

Real Estate Investment Trusts – (0.1)%
24,946	DiamondRock Hospitality Co.	(291,369)
14,481	Host Hotels & Resorts, Inc.	(250,956)
18,931	LaSalle Hotel Properties	(556,761)
35,742	Sunstone Hotel Investors, Inc.	(516,829)

		(1,615,915)

Software – (0.1)%
9,346	SAP SE	(736,792)

Trading Companies & Distributors – (0.0)%
663	W.W. Grainger, Inc.	(139,230)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $26,167,862)		$(24,259,057)

Exchange Traded Funds Sold Short – (5.8)%
54,156	Consumer Discretionary Select Sector SPDR Fund	$(4,385,011)
27,078	Health Care Select Sector SPDR Fund	(1,931,745)
72,129	Industrial Select Sector SPDR Fund	(3,914,441)
25,390	iShares Core US Growth ETF	(2,091,374)
43,405	iShares Russell 2000 ETF	(5,006,333)
12,780	iShares US Real Estate ETF	(963,101)
89,382	Materials Select Sector SPDR Fund	(4,047,217)
315,575	SPDR S&P 500 ETF Trust	(65,617,510)
28,995	SPDR S&P Biotech ETF	(1,931,937)
96,092	SPDR S&P Regional Banking ETF	(4,115,620)
30,193	Technology Select Sector SPDR Fund	(1,317,924)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $92,609,124)		$(95,322,213)

TOTAL SECURITIES SOLD SHORT – (7.3)%
(Cost $(118,776,986))		$(119,581,270)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 7.8%		128,243,004

NET ASSETS – 100.0%		$1,653,446,712

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $148,229,924, which represents approximately 9.0% of net assets as of October 31, 2015.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Underlying Managers and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $142,813,794, which represents approximately 8.6% of net assets as of October 31, 2015.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Pay-in-kind securities.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.
(f)	Security is currently in default.
(g)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on October 31, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 30.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNY	—Chinese Yuan
EUR	—Euro
GBP	—British Pound
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NZD	—New Zealand Dollar
RUB	—Russian Ruble
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
RB	—Revenue Bond

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Barclays Bank PLC	GBP	1,330,000	USD	2,031,819	$2,049,915	12/15/15	$18,096
	USD	3,451,398	EUR	3,040,000	3,345,460	12/15/15	105,938
	USD	4,040,409	GBP	2,620,000	4,038,178	12/15/15	2,231
Deutsche Bank AG (London)	EUR	22,243	USD	24,283	24,460	11/02/15	176
	USD	2,912,245	CHF	2,814,000	2,851,757	12/18/15	60,487
	USD	15,255,184	EUR	13,686,000	15,062,320	12/18/15	192,863
Merrill Lynch & Co., Inc.	AUD	8,177,000	USD	5,740,294	5,816,589	12/18/15	76,297
	CAD	19,675,000	USD	14,909,588	15,042,463	12/18/15	132,873
	CHF	4,766,000	USD	4,816,447	4,829,949	12/18/15	13,501
	GBP	10,576,000	USD	16,153,186	16,300,610	12/18/15	147,426
	JPY	389,992,000	USD	3,231,738	3,234,708	12/18/15	2,971
	MXN	43,244,000	USD	2,577,215	2,608,823	12/18/15	31,605
	NZD	5,873,000	USD	3,838,965	3,962,436	12/18/15	123,473
	USD	2,578,348	AUD	3,587,000	2,551,561	12/18/15	26,787
	USD	205,657	CAD	268,000	204,899	12/18/15	759
	USD	56,351,236	CHF	54,910,000	55,646,762	12/18/15	704,473
	USD	96,844,427	EUR	86,603,000	95,312,159	12/18/15	1,532,272
	USD	68,233,215	GBP	44,235,000	68,178,666	12/18/15	54,549
	USD	13,027,868	JPY	1,563,645,000	12,969,336	12/18/15	58,531
	USD	281,339	NZD	416,000	280,670	12/18/15	668
UBS AG (London)	CNY	37,208,464	USD	5,794,808	5,858,217	11/30/15	63,408
	RUB	307,089,044	USD	4,691,964	4,766,029	11/30/15	74,065
	USD	6,324,705	RUB	402,314,485	6,243,930	11/30/15	80,776
	RUB	155,316,582	USD	2,396,491	2,410,517	11/30/15	14,026
	USD	11,408,549	INR	747,491,925	11,375,619	11/30/15	32,930
	USD	1,970,188	RUB	126,047,708	1,956,263	11/30/15	13,925
TOTAL							$3,565,106

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Barclays Bank PLC	GBP	930,000	USD	1,438,304	$1,433,399	12/15/15	$(4,905)
Commonwealth Bank of Australia	EUR	3,796,000	USD	4,277,728	4,177,741	12/18/15	(99,985)
Merrill Lynch & Co., Inc.	AUD	15,037,000	USD	10,911,618	10,696,352	12/18/15	(215,263)
	CAD	13,026,000	USD	10,043,328	9,958,989	12/18/15	(84,339)
	CHF	32,536,000	USD	34,065,271	32,972,557	12/18/15	(1,092,717)
	EUR	110,303,000	USD	125,101,193	121,395,528	12/18/15	(3,705,666)
	GBP	40,769,000	USD	63,088,281	62,836,579	12/18/15	(251,704)
	JPY	2,544,993,000	USD	21,253,645	21,108,929	12/18/15	(144,721)
	MXN	48,768,000	USD	2,950,231	2,942,074	12/18/15	(8,157)
	NZD	396,000	USD	268,717	267,176	12/18/15	(1,541)
	USD	46,548,527	AUD	66,278,000	47,145,896	12/18/15	(597,371)
	USD	60,552,392	CAD	80,238,000	61,345,725	12/18/15	(793,333)
	USD	348,534	CHF	344,000	348,616	12/18/15	(82)
	USD	20,644,878	EUR	18,842,000	20,736,830	12/18/15	(91,952)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Merrill Lynch & Co., Inc. (continued)	USD	30,402,842	GBP	19,925,000	$30,710,069	12/18/15	$(307,227)
	USD	65,625,383	JPY	7,916,125,000	65,658,691	12/18/15	(33,309)
	USD	20,474,436	MXN	347,329,000	20,953,653	12/18/15	(479,215)
	USD	18,939,414	NZD	30,286,000	20,433,570	12/18/15	(1,494,158)
UBS AG (London)	RUB	41,216,659	USD	640,408	639,683	11/30/15	(725)
	USD	17,427,196	CNY	111,185,602	17,505,409	11/30/15	(78,215)
	INR	188,428,634	USD	2,889,345	2,867,579	11/30/15	(21,766)
TOTAL							$(9,506,351)

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian Dollar	3	December 2015	$213,510	$553
Australian 10 Year Government Bonds	351	December 2015	32,378,977	160,423
British Pound	(4)	December 2015	(385,550)	(397)
CAC40 Index	147	November 2015	7,913,507	327,109
Canadian Dollar	8	December 2015	611,600	4,721
Canada 10 Year Government Bonds	57	December 2015	6,124,579	(35,227)
Copper	(34)	December 2015	(1,969,875)	21,222
Corn	325	December 2015	6,211,562	30,304
DAX Index	(22)	December 2015	(6,543,717)	(219,313)
DJIA E-Mini Index	139	December 2015	12,227,830	(35,313)
Euro FX	(1,039)	December 2015	(142,979,388)	(358,254)
Euro Stoxx 50 Index	177	December 2015	6,623,535	4,947
FTSE 100 Index	(217)	December 2015	(21,142,109)	93,153
90 Day Euro	2,448	March 2017	604,962,000	604,966
Gold 100 Oz	1	December 2015	114,140	(98)
Japanese Yen	(25)	December 2015	(2,590,000)	(7,848)
Japan 10 Year Government Bonds	1	December 2015	1,231,126	80
NASDAQ 100 E-Mini Index	266	December 2015	24,702,090	895,596
Nikkei 225 Index	(17)	December 2015	(2,689,401)	(20,419)
Russell 2000 Mini Index	(60)	December 2015	(6,949,800)	(56,944)
Soybean	29	January 2016	1,284,338	4,750
S&P 500 E-Mini Index	269	December 2015	27,891,265	131,796
Topix Index	100	December 2015	12,915,389	494,499
U.S. Long Bonds	70	December 2015	10,950,625	(18,996)
3 Month Euribor Interest Rate	1,659	March 2017	456,581,655	747,450
3 Month Sterling Interest Rate	1,056	March 2017	201,354,449	284,275
Euro-Bobl	75	December 2015	10,673,756	(9,881)
Euro-Bund	194	December 2015	33,537,949	276,929
10 Year Mini Japanese Government Bonds	15	December 2015	1,846,441	341
U.K. Long Gilt	65	December 2015	11,799,016	(62,964)
5 Year U.S. Treasury Notes	427	December 2015	51,143,258	(413,445)
10 Year U.S. Treasury Notes	408	December 2015	52,096,500	(131,390)
TOTAL				$2,712,625

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS ON EQUITY INDICES(a)

Counterparty	Reference Security	Notional Amount (000s)	Termination Date	Financing Fee	Unrealized Gain (Loss)*
JPMorgan Chase Bank (London)	iBoxx USD Liquid High Yield Index	$10,807	12/20/15	0.208%	$(61,817)
	iBoxx USD Liquid High Yield Index	436	12/20/15	0.325	(3,402)
TOTAL					$(65,219)

(a)	The Fund receives quarterly payments based on any positive quarterly return of the Referenced Obligation. The Fund makes payments on any negative quarterly return of such Referenced Obligation.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) of the swap contracts is equal to their market value.

WRITTEN OPTION CONTRACTS

For the period ended October 31, 2015, the Fund had the following options activities:

OPTIONS ON EQUITIES CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2014	—	—
Contracts Written	1,833	354,619
Contracts Bought to Close	(1,769)	(348,389)
Contracts Expired	(64)	(6,230)
Contracts Outstanding December 31, 2015	—	—

WRITTEN OPTION CURRENCY CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding December 31, 2014	19,475	$235,952
Contracts Bought to Close	(2,797)	(67,922)
Contracts Expired	(16,678)	(168,030)
Contracts Outstanding October 31, 2015	—	$—

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding December 31, 2014	23,032	$585,049
Contracts Bought to Close	(19,382)	(568,440)
Contracts Expired	(3,650)	(16,609)
Contracts Outstanding October 31, 2015	—	$—

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON FUTURES CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2014	—	$—
Contracts Written	568	105,394
Contracts Bought to Close	(456)	(83,617)
Contracts Expired	(112)	(21,777)
Contracts Outstanding October 31, 2015	—	$—

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2015, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 2, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$631,300,000	$631,303,234	$645,314,970

REPURCHASE AGREEMENTS — At October 31, 2015, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.090%	$269,930,183
Citigroup Global Markets, Inc.	0.100	138,895,646
Merrill Lynch & Co., Inc.	0.090	222,474,171
TOTAL		$631,300,000

At October 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank	0.625%	12/28/16
Federal Home Loan Mortgage Corp.	1.000 to 7.500	07/28/17 to 07/01/45
Federal National Mortgage Association	2.000 to 7.500	04/01/16 to 11/01/45
Government National Mortgage Association	3.000 to 6.000	05/15/18 to 10/20/45
United States Treasury Inflation Protected Securities	1.875	07/15/19
U.S. Treasury Notes	1.000	09/30/19
United States Treasury Stripped Securities	0.000	05/15/34 to 11/15/36

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2015

Assets:
Investments, at value (cost $1,037,088,984)	$1,013,575,337
Repurchase agreement, at value which equals cost	631,300,000
Cash	46,960,839
Foreign currencies, at value (cost $1,132,500)	1,128,401
Variation margin on certain derivative contracts	1,036,769
Unrealized gain on forward foreign currency exchange contracts	3,565,106
Receivables:
Collateral on certain derivative contracts(b)	72,955,848
Investments sold	14,315,072
Fund shares sold	8,604,020
Dividends and interest	6,920,759
Foreign tax reclaims	73,071
Other assets	170,640
Total assets	1,800,605,862

Liabilities:
Securities sold short, at value (proceeds received $118,776,986)	119,581,270
Unrealized loss on forward foreign currency exchange contracts	9,506,351
Unrealized loss on swap contracts	65,219
Payables:
Investments purchased	9,504,133
Fund shares redeemed	4,339,106
Management fees	3,073,360
Distribution and service fees and transfer agency fees	221,773
Dividend expense payable on securities sold short	91,453
Payable for organization costs	50,000
Accrued expenses and other liabilities	726,485
Total liabilities	147,159,150

Net Assets:
Paid-in capital	1,708,762,817
Distributions in excess of net investment income (loss)	9,653,507
Accumulated net realized loss	(37,386,270)
Net unrealized loss	(27,583,342)
NET ASSETS	$1,653,446,712
Net Assets:
Class A	$217,306,593
Class C	79,891,105
Institutional	1,236,591,779
Class IR	119,569,823
Class R	87,412
Total Net Assets	$1,653,446,712
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	21,033,340
Class C	7,860,533
Institutional	118,882,218
Class IR	11,526,490
Class R	8,492
Net asset value, offering and redemption price per share:(c)
Class A	$10.33
Class C	10.16
Institutional	10.40
Class IR	10.37
Class R	10.29

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — MMA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $16,085,188, $9,760,000, $362,470, $46,748,190 relating to initial margin requirements and/or collateral on futures, forwards, swaps, and short sales transactions.
(c)	Maximum public offering price per share for Class A Shares is $10.93. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Operations(a)

	For the Period January 1, 2015 – October 31, 2015*	For the Year Ended December 31, 2014
Investment income:
Interest	$21,969,103	$8,391,469
Dividends (net of foreign withholding taxes of $329,781 and $71,610, respectively)	7,692,129	4,003,856
Total investment income	29,661,232	12,395,325

Expenses:
Management fees	22,814,688	10,606,839
Dividend expense for securities sold short	2,086,049	896,179
Prime broker fees	1,737,090	647,154
Custody, accounting and administrative services	1,171,216	997,479
Distribution and Service fees(b)	877,860	415,704
Transfer Agency fees(b)	856,061	397,907
Professional fees	351,945	760,220
Printing and mailing costs	259,742	122,411
Registration fees	105,041	218,582
Amortization of offering costs	—	317,988
Trustee fees	82,511	75,718
Organization Costs	50,000	—
Other	204,811	149,181
Total expenses	30,597,014	15,605,362
Less — expense reductions	(924,744)	(2,009,234)
Net expenses	29,672,270	13,596,128
NET INVESTMENT INCOME (LOSS)	(11,038)	(1,200,803)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(34,017,589)	822,003
Investments sold short	(669,872)	(3,137,718)
Futures contracts	(4,865,317)	13,806,903
Written options	222,604	837,518
Swap contracts	(1,312,423)	(209,905)
Forward foreign currency exchange contracts	9,688,743	2,333,516
Foreign currency transactions	1,968,260	244,931
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $11,187, $0, respectively)	(32,823,503)	3,579,806
Investments sold short	2,031,549	(2,835,833)
Futures contracts	846,865	1,236,273
Written options	400,600	(358,637)
Swap contracts	1,557,176	(1,572,894)
Forward foreign currency exchange contracts	(7,600,719)	1,552,422
Foreign currency translation	40,436	(5,229)
Net realized and unrealized gain (loss)	(64,533,190)	16,293,156
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(64,544,228)	$15,092,353

*	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — MMA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
For the Period January 1, 2015 - October 31, 2015	$353,238	$524,259	$363	$268,461	$99,609	$349,689	$138,164	$138
For the Year Ended December 31, 2014	214,743	200,823	138	163,205	38,156	162,598	33,895	53

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Period January 1, 2015 - October 31, 2015*	For the Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013(b)
From operations:
Net investment income (loss)	$(11,038)	$(1,200,803)	$(143,235)
Net realized gain (loss)	(28,985,594)	14,697,248	1,274,851
Net change in unrealized gain (loss)	(35,547,596)	1,595,908	6,368,346
Net increase (decrease) in net assets resulting from operations	(64,544,228)	15,092,353	7,499,962

Distributions to shareholders:
From net investment income
Class A Shares	—	(394,559)	—
Class C Shares	—	(17,831)	—
Institutional Shares	—	(3,996,787)	—
Class IR Shares	—	(251,033)	—
Class R Shares	—	(9)	—
From net realized gains
Class A Shares	—	(1,229,026)	(115,948)
Class C Shares	—	(408,632)	(5,511)
Institutional Shares	—	(6,672,737)	(731,502)
Class IR Shares	—	(324,476)	(37,110)
Class R Shares	—	(326)	(147)
Total distributions to shareholders	—	(13,295,416)	(890,218)

From share transactions:
Proceeds from sales of shares	1,468,001,874	814,465,224	189,767,210
Reinvestment of distributions	—	13,076,031	835,259
Cost of shares redeemed	(576,132,576)	(193,873,429)	(6,655,334)
Net increase in net assets resulting from share transactions	891,869,298	633,667,826	183,947,135
TOTAL INCREASE	827,325,070	635,464,763	190,556,879

Net assets:
Beginning of period	826,121,642	190,656,879	100,000
End of period	$1,653,446,712	$826,121,642	$190,656,879
Undistributed (distributions in excess of) net investment income (loss)	$9,653,507	$(724,059)	$199,876

*	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Statement of Changes in Net Assets for the Fund is consolidated and includes the balances of wholly-owned subsidiary, Cayman Commodity — MMA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operation on April 30, 2013.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE PERIOD JANUARY 1, 2015 - OCTOBER 31,*
2015 - A	$10.58	$(0.03)	$(0.22)	$(0.25)	$—	$—	$—
2015 - C	10.47	(0.09)	(0.22)	(0.31)	—	—	—
2015 - Institutional	10.61	0.01	(0.22)	(0.21)	—	—	—
2015 - IR	10.60	— (e)	(0.23)	(0.23)	—	—	—
2015 - R	10.56	(0.04)	(0.23)	(0.27)	—	—	—

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2014 - A	10.46	(0.06)	0.33	0.27	(0.03)	(0.12)	(0.15)
2014 - C	10.40	(0.14)	0.33	0.19	— (e)	(0.12)	(0.12)
2014 - Institutional	10.49	(0.01)	0.31	0.30	(0.06)	(0.12)	(0.18)
2014 - IR	10.48	(0.03)	0.33	0.30	(0.06)	(0.12)	(0.18)
2014 - R	10.44	(0.07)	0.31	0.24	— (e)	(0.12)	(0.12)

FOR THE PERIOD ENDED DECEMBER 31,
2013 - A (Commenced April 30, 2013)	10.00	(0.03)	0.55	0.52	—	(0.06)	(0.06)
2013 - C (Commenced April 30, 2013)	10.00	(0.08)	0.54	0.46	—	(0.06)	(0.06)
2013 - Institutional (Commenced April 30, 2013)	10.00	(0.01)	0.56	0.55	—	(0.06)	(0.06)
2013 - IR (Commenced April 30, 2013)	10.00	(0.01)	0.55	0.54	—	(0.06)	(0.06)
2013 - R (Commenced April 30, 2013)	10.00	(0.06)	0.56	0.50	—	(0.06)	(0.06)

*	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including dividend expenses for securities sold short)		Ratio of net expenses to average net assets (excluding dividend expenses for securities sold short)		Ratio of total expenses to average net assets (including dividend expenses for securities sold short)		Ratio of total expenses (excluding dividend expenses for securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.33	(2.36)%	$217,307	2.89	%(d)	2.71	%(d)	2.97	%(d)	2.78	%(d)	(0.29	)%(d)	130%
10.16	(2.87)	79,891	3.64	(d)	3.46	(d)	3.72	(d)	3.53	(d)	(1.04	)(d)	130
10.40	(1.98)	1,236,592	2.49	(d)	2.31	(d)	2.57	(d)	2.39	(d)	0.11	(d)	130
10.37	(2.08)	119,570	2.64	(d)	2.46	(d)	2.72	(d)	2.53	(d)	(0.02	)(d)	130
10.29	(2.56)	87	3.14	(d)	2.96	(d)	3.24	(d)	3.05	(d)	(0.49	)(d)	130

10.58	2.61	116,593	2.85		2.68		3.23		3.06		(0.53)		144
10.47	1.84	38,207	3.64		3.45		3.99		3.80		(1.33)		144
10.61	3.00	628,397	2.45		2.28		2.82		2.65		(0.11)		144
10.60	2.85	42,894	2.62		2.44		3.06		2.86		(0.27)		144
10.56	2.30	30	3.05		2.91		3.46		3.32		(0.69)		144

10.46	5.20	25,304	2.55	(d)	2.55	(d)	3.88	(d)	3.88	(d)	(0.42	)(d)	102
10.40	4.60	1,427	3.30	(d)	3.30	(d)	4.72	(d)	4.72	(d)	(1.19	)(d)	102
10.49	5.40	156,849	2.15	(d)	2.15	(d)	3.64	(d)	3.64	(d)	(0.17	)(d)	102
10.48	5.40	7,051	2.30	(d)	2.30	(d)	3.62	(d)	3.62	(d)	(0.19	)(d)	102
10.44	5.00	26	2.79	(d)	2.79	(d)	4.36	(d)	4.36	(d)	(0.90	)(d)	102

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Class IR, and Class R Shares. The Fund commenced operations on April 30, 2013. Effective October 1, 2015, the Fund changed its fiscal year end from December 31 to October 31.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2015, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”) (Underlying Manager for the Fund and Subsidiary, as defined below), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), Lateef Investment Management, L.P. (“Lateef”), Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”) (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers. As of June 23, 2015, GAM International Management Limited (“GAM”) no longer served as an Underlying Manager of the Fund. As of October 20, 2015, Halcyon Liquid Strategies IC Management LP (“Halcyon”) no longer served as an Underlying Manager of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Multi-Manager Alternatives Fund — The Cayman Commodity - MMA, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on January 14, 2014 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 3, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2015, the Fund’s net assets were $1,653,537,071, of which, $47,359,906, or 3%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E.  Organization Costs — Organization costs paid in connection with the organization of the Cayman Commodity – MMA, Ltd. were expensed on the first day of operations.

F.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collatoralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transactions, income payments, events of default and maintenance of securities for both repurchase and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$10,002,752	$—
Asia	4,308,259	12,168,486	—
Australia and Oceania	1,030,349	1,671,995	—
Europe	37,281,229	80,472,284	—
North America	437,823,475	25,780	—
Fixed Income
Corporate Obligations	—	287,129,290	—
Asset-Backed Securities	—	1,339,423	—
Foreign Debt Obligation	—	640,706	—
Municipal Debt Obligations	—	3,580,722	—
U.S. Treasury Obligations	69,335,380	—	—
Senior Term Loans	—	59,834,392	5,130,049
Warrants	—	1,800,338	428
Short-term Investments	—	631,300,000	—
Total	$549,778,692	$1,089,966,168	$5,130,477
Liabilities
Common Stock and/or Other Equity Investments(a)
Asia	$—	$(9,017,539)	$—
Europe	—	(736,792)	—
North America	(109,826,939)	—	—
Total	$(109,826,939)	$(9,754,331)	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$3,565,106	$—
Futures Contracts	4,083,114	—	—
Total	$4,083,114	$3,565,106	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(9,506,351)	$—
Futures Contracts	(1,370,489)	—	—
Total Return Swap Contracts	—	(65,219)	—
Total	$(1,370,489)	$(9,571,570)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2015

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2015. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on certain derivative contracts	$1,469,498	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(737,122)	(a)
Equity	Variation margin on certain derivative contracts	1,947,100	(a)	Variation margin on certain derivative contracts	(331,989)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Variation margin on certain derivative contracts	4,175,346		Payable for unrealized loss on forward foreign currency exchange contracts; Variation margin on certain derivative contracts	(9,872,850)
Commodity	Variation margin on certain derivative contracts	56,276	(a)	Variation margin on certain derivative contracts	(98)	(a)
Total		$7,648,220			$(10,942,059)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $65,219, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended October 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts, and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts, and written options	$4,655,434	$540,663	6,196
Credit	Net realized gain (loss) from investments and swap contracts/Net change in unrealized gain (loss) on investments and swap contracts	(131,758)	135,024	13
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(11,345,757)	1,922,217	1,589
Currency	Net realized gain (loss) from investments, swap contracts, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments, swap contracts, forward foreign currency exchange contracts and written options	9,269,270	(7,366,607)	654

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(694,583)	$56,178	141
Total		$1,752,606	$(4,712,525)	8,593
(a)	Average number of contracts is based on the average of month end balances for the period end October 31, 2015.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the period ended October 31, 2015, the contractual and effective net management fee with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Rate^(a)
2.00%	1.80%	1.71%	1.68%	2.00%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

GSAM provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the period ended October 31, 2015, GSAM waived $8,902 of the Fund’s management fee. This waiver represents an interfund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the period ended October 31, 2015, Goldman Sachs advised that it retained $47,829 and $297, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, dividends and interest payments on securities sold short, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.114% and the total annual operating expenses of Class A, Class C, Institutional Class, Class IR, and Class R Shares are limited to 2.55%, 3.30%, 2.15%, 2.30% and 2.80%,

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

respectively. The Other Expense limitations and the total operating expense limitation agreement will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the period ended October 31, 2015, the expense reimbursements were $924,744 as disclosed in the Statement of Operations.

F.  Line of Credit Facility — As of October 31, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended October 31, 2015, the Fund did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the period ended October 31, 2015, Goldman Sachs earned $1,072 in brokerage commissions from portfolio transactions.

October 31, 2015, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 30% of Class R Shares of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2015, were $1,641,707,422 and $1,179,676,214, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $9,569,200 and $31,282,749, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2015:

Counterparty	Securities Sold Short(1)	Collateral Pledged(2)	Net Amount(3)
Deutsche Bank AG (London)(4)	$49,158,984	$(49,158,984)	$—
JPMorgan Chase Bank	57,809,000	(57,809,000)	—
State Street Bank & Trust	12,613,286	(12,613,286)	—
Total	$119,581,270	$(119,581,270)	$—

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	At October 31, 2015, the value of securities pledged exceeded the value of the related securities sold short.
(3)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.
(4)	Securities sold short were executed through separate Underlying Managers.

7. TAX INFORMATION

The tax character of distributions paid during the period ended October 31, 2015 was as follows:

Distribution paid from:
Ordinary income	$—
Net long-term capital gains	—
Total taxable distributions	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2015

7. TAX INFORMATION (continued)

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Distribution paid from:
Ordinary income	$8,291,430
Net long-term capital gains	5,003,986
Total taxable distributions	$13,295,416

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$9,259,756
Undistributed long-term capital gains	1,957,685
Total undistributed earnings	$11,217,441
Capital loss carryforwards:
Perpetual Short-Term	$(25,865,850)
Perpetual Long-Term	(3,434,995)
Timing differences (Straddle Loss Deferral)	(924,662)
Unrealized gains (losses) — net	(36,308,039)
Total accumulated earnings (losses) net	$(55,316,105)

As of October 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,681,334,330
Gross unrealized gain	39,389,800
Gross unrealized loss	(75,779,605)
Net unrealized loss on securities	$(36,389,805)
Net unrealized gain on other investments	81,766
Net unrealized loss	$(36,308,039)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, foreign currency contracts, and differences in the tax treatment of partnership investments, passive foreign investment company investments, swap transactions and material modification of debt securities.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from the differences in the tax treatment of foreign currency transactions, swap transactions, passive foreign investment company investments, the recognition of income and gains (losses) of certain bonds, material modification of debt securities, partnerships and underlying fund investments.

Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(630,443)	$(9,758,161)	$10,388,604

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

7. TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and two prior years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2015

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. In 2011, the IRS suspended granting these PLRs. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Multi-Manager Alternatives Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued.

On November 3, 2015, the Trustees approved New Mountain Vantage Advisers, L.L.C. (“New Mountain”) as an Underlying Manager of the Fund. New Mountain will utilize an event driven and credit strategy. Additionally, effective on or before January 4, 2016, Lateef will no longer be an Underlying Manager of the Fund.

Effective December 1, 2015, the Trustees approved a reduction to the management fee, as well as a management fee waiver, for the Fund. As of that date, the management fee on the first $2 billion of the Fund’s net assets will be reduced from 2.00% to 1.90% as an annual percentage of average daily net assets. Also effective that date, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee of 1.83% as an annual percentage of average daily net assets of the Fund. This arrangement will remain in effect through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Trustees. In addition, updates have been made to the Total Operating Expenses Limitation Agreement in connection with these changes.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

October 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period January 1, 2015 - October 31, 2015*		For the Year Ended December 31, 2014		For the Period Ended December 31, 2013(a)
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,534,458	$156,399,827	13,799,884	$145,642,660	2,574,479	$26,146,713
Reinvestment of distributions	—	—	152,647	1,623,453	11,345	115,948
Shares redeemed	(4,525,729)	(48,066,121)	(5,347,199)	(57,009,892)	(166,545)	(1,675,241)
	10,008,729	108,333,706	8,605,332	90,256,221	2,419,279	24,587,420
Class C Shares
Shares sold	4,843,529	51,853,444	3,684,774	38,725,099	137,252	1,398,013
Reinvestment of distributions	—	—	40,521	426,232	542	5,510
Shares redeemed	(632,424)	(6,614,972)	(213,013)	(2,241,283)	(648)	(6,542)
	4,211,105	45,238,472	3,512,282	36,910,048	137,146	1,396,981
Institutional Shares
Shares sold	106,511,467	1,158,260,742	55,682,719	592,272,239	15,329,295	154,985,312
Reinvestment of distributions	—	—	978,521	10,450,502	66,069	676,544
Shares redeemed	(46,837,742)	(501,232,560)	(12,411,833)	(131,983,495)	(446,278)	(4,519,402)
	59,673,725	657,028,182	44,249,407	470,739,246	14,949,086	151,142,454
Class IR Shares
Shares sold	9,391,066	101,423,885	3,568,379	37,822,254	713,636	7,212,162
Reinvestment of distributions	—	—	54,013	575,509	3,628	37,110
Shares redeemed	(1,912,439)	(20,215,231)	(247,339)	(2,638,759)	(44,454)	(454,139)
	7,478,627	81,208,654	3,375,053	35,759,004	672,810	6,795,133
Class R Shares
Shares sold	6,001	63,976	282	2,972	2,501	25,010
Reinvestment of distributions	—	—	32	335	14	147
Shares redeemed	(337)	(3,692)	—	—	(1)	(10)
	5,664	60,284	314	3,307	2,514	25,147
NET INCREASE	81,377,850	$891,869,298	59,742,388	$633,667,826	18,180,835	$183,947,135

*	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Commenced operation on April 30, 2013.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and

the Shareholders of Goldman Sachs Multi-Manager Alternatives Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”), a fund of the Goldman Sachs Trust II, at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 28, 2015

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended October 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, and Class R of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015, which represents a period of 184 out of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Alternatives Fund
Share Class	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the 6 months ended 10/31/15*
Class A
Actual	$1,000.00	$945.10		$12.94
Hypothetical 5% return	1,000.00	1,011.90	+	13.39
Class C
Actual	1,000.00	942.50		16.65
Hypothetical 5% return	1,000.00	1,008.07	+	17.21
Institutional
Actual	1,000.00	947.20		11.04
Hypothetical 5% return	1,000.00	1,013.86	+	11.42
Class IR
Actual	1,000.00	947.10		11.78
Hypothetical 5% return	1,000.00	1,013.11	+	12.18
Class R
Actual	1,000.00	944.00		14.01
Hypothetical 5% return	1,000.00	1,010.79	+	14.50

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Multi-Manager Alternatives	2.64%	3.40%	2.25%	2.40%	2.86%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement with the Investment Adviser (the “Management Agreement”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2016 by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended, (“1940 Act”)) of any party thereto (the “Independent Trustees”), at a meeting held on August 5, 2015 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement”) between the Investment Adviser, on behalf of the Fund, and each of Ares Capital Management II LLC (“Ares”), Brigade Capital Management, LP (“Brigade”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“Graham”), Halcyon Liquid Strategies IC Management, L.P. (“Halcyon”), Lateef Investment Management L.P. (“Lateef”), Polaris Capital Management, LLC (“Polaris”), and Sirios Capital Management, L.P. (“Sirios”) (collectively, the “Designated Sub-Advisers” and together with all sub-advisers serving from time to time, the Sub-Advisers).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement or the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. In reviewing the Management Agreement, the Trustees also drew on information they had received in their capacity as Trustees of other registered investment companies sponsored by the Investment Adviser. The matters considered by the Board included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management team;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management team or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as prepared by the Investment Adviser using data provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and composite performance of comparable unregistered funds managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including comparative information on the advisory fees charged and services provided by the Investment Adviser to other types of accounts (including private funds and non-U.S. funds) with comparable investment strategies managed by the Investment Adviser;
(e)	with respect to the extensive investment performance provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and to limit certain expenses of the Fund that exceed a specified level;

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by service providers that are not affiliated with Goldman, Sachs & Co. (“Goldman Sachs”) (including the Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

In evaluating the Management Agreement at the Annual Meeting, the Trustees then in office relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, the Fund, and the other investment companies for which the Trustees have responsibility. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, the Trustees noted that the Fund employs a “manager of managers” structure, whereby the Investment Adviser is responsible for selecting Sub-Advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing the Sub-Advisers’ day-to-day management of the Fund assets. The Trustees noted the experience and capabilities of the Investment Adviser’s portfolio management team dedicated to Sub-Adviser oversight. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Fund operates, as well as the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser. The Trustees also reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance. The Trustees concluded that the Investment Adviser’s management of the Fund would likely benefit the Fund and its shareholders.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of June 30, 2015. The information on the Fund’s investment performance was provided for the one-year period and the year-to-date period ended June 30, 2015. As part of this review, they reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of composite performance of comparable unregistered funds managed by the Investment Adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to 1940 Act requirements.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. The Trustees noted that the Fund’s Class A Shares had placed in the second quartile of its peer group for the one-year period, and had outperformed the Fund’s benchmark index for the one-year period ended June 30, 2015.

Costs of Services Provided and Comparative Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed the analysis prepared by the Investment Adviser regarding the expenses of the Fund. The analysis provided a comparison of the Fund’s management fees and breakpoints to fees of other types of accounts with comparable investment strategies managed by the Investment Adviser. The Trustees also considered that the services provided to the Fund differed in various significant respects from the services provided to these other types of accounts, which generally operated under less stringent regulatory and financial reporting requirements. They also noted that these types of accounts have a compensation structure which include performance fees, and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The analysis also compared the Fund’s transfer agency fees to those of the peer group and category medians. The Trustees concluded that the comparison provided by the Investment Adviser was useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees also considered the Investment Adviser’s undertakings to waive certain fees and to limit certain expenses of the Fund that exceed specified levels. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Fund. In this regard the Trustees noted that they had received, among other things, a profitability analysis and summary, revenue and expense schedule by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	2.00%
Next $3 billion	1.80%
Next $3 billion	1.71%
Over $8 billion	1.68%

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules, including the blended sub-advisory fee rates paid to all Sub-Advisers. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other types of accounts with comparable investment strategies; and the Investment Adviser’s undertakings to waive certain fees and to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) Goldman Sachs’ retention of certain fees as the Fund’s distributor; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (f) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In considering these benefits to the Investment Adviser and its affiliates, the Trustees reviewed the “Summary of Fall-Out Benefits” memorandum and took note of additional items the Investment Adviser included in the Board materials.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel, along with certain Sub-Advisers, to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access to certain affiliated distribution channels; and (e) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all the available information, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management would likely benefit the Fund and its shareholders and that the Management Agreement should be approved and continued until August 31, 2016.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Fund by each Designated Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing funds or accounts with comparable investment strategies; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees noted that Ares, Brigade, and Lateef had provided services to the Fund since its inception, and reviewed the Fund’s operations and investment performance since its inception with respect to the management of their respective sleeves of the Fund. As to FPA, Graham, Halcyon, Polaris, and Sirios, the Trustees reviewed the operations and investment performance of the applicable sleeve since the Fund’s initial allocation to the Sub-Adviser. In considering the Designated Sub-Advisers’ respective investment performance, the Trustees reviewed a comparison of each Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha and volatility. The Trustees also reviewed the services provided to the Fund under each Designated Sub-Advisory Agreement.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the fee schedules for the Designated Sub-Advisers. They considered the breakpoints (if applicable) in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser would be paid by the Investment Adviser, not by the Fund, and the retention of the Sub-Advisers does not increase the fees incurred by the Fund for advisory services. They noted that the Investment Adviser believes that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and each Designated Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser and the amount of the management fee retained by GSAM.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreement at the Annual Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Independent Trustees unanimously concluded that each Designated Sub-Adviser’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2016.

Sub-Advisory Agreement with Atreaus

In addition to the action taken by the Trustees to approve the continuance of the Management Agreement and the Designated Sub-Advisory Agreements, upon the recommendation of the Investment Adviser, at a meeting held on August 5, 2015, the Trustees, including all of the Independent Trustees, approved a sub-advisory agreement (the “Atreaus Sub-Advisory Agreement”) between the Investment Adviser and Atreaus Capital, LP (“Atreaus”).

In connection with the meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, Atreaus provided information in response to a request from the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the New Sub-Advisory Agreement

The Trustees, including all of the Independent Trustees, unanimously concluded that the Atreaus Sub-Advisory Agreement between the Investment Manager and Atreaus with respect to the Fund should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and Atreaus. In evaluating the nature, extent, and quality of services to be provided by Atreaus, the Trustees considered information on the services to be provided to the Fund by Atreaus, including information about Atreaus’ (a) personnel and compensation structure; (b) track record in managing an unregistered fund with comparable investment strategies; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of Atreaus, Atreaus’

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

investment strategies and personnel and its compliance program. The Trustees considered that Atreaus currently manages other assets for the Investment Adviser’s clients. They reviewed performance information for an unregistered fund managed by Atreaus with comparable investment strategies to those to be used in managing its respective sleeve of the Fund. They noted that, because Atreaus had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Atreaus Sub-Advisory Agreement and the proposed fee schedule for Atreaus, including breakpoints. They also considered the fees that Atreaus charges to an unregistered fund with comparable investment strategies to those to be to be used in managing its respective sleeve of the Fund. They noted that the compensation paid to Atreaus would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Atreaus Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and Atreaus. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser, after giving effect to the hiring of Atreaus, and the amount of management fee retained by the Investment Adviser.

Conclusion

In connection with their consideration of the Atreaus Sub-Advisory Agreement at the meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Independent Trustees unanimously concluded that Atreaus’ management of a sleeve of the Fund would likely benefit the Fund and its shareholders, and that the Atreaus Sub-Advisory Agreement should be approved for a period of two years.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Amended Sub-Advisory Agreements (Unaudited)

Upon the recommendation of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), at meetings held on May 12, 2015 and June 11, 2015 (the “Meetings”), the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement or any sub-advisory agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), approved amendments to sub-advisory agreement (each an “Amended Sub-Advisory Agreement”) between the Investment Adviser and Halcyon Liquid Strategies IC Management, LP (“Halcyon”).

In connection with the Meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, Halcyon provided information in response to a request from the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement and Performance

The Trustees, including all of the Independent Trustees, unanimously concluded that the Amended Sub-Advisory Agreements between the Investment Manager and Halcyon with respect to the Fund should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and Halcyon. In evaluating the nature, extent, and quality of services to be provided by Halcyon, the Trustees considered information on the services provided to the Fund by Halcyon, including information about the Halcyon’s (a) personnel and compensation structure; (b) track record in managing accounts with comparable investment strategies; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of Halcyon, its investment strategies and personnel and its compliance program. The Trustees reviewed the Fund’s operations and investment performance since the Fund’s initial allocation to Halcyon with respect to the management of its respective sleeve of the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of each Amended Sub-Advisory Agreement, including the proposed fee schedule for Halcyon, which reflected a reduction from the prior fee schedule. They noted that the compensation paid to Halcyon would be paid by the Investment Adviser, not by the Fund, and accordingly that the reduction would increase the amount retained by the Investment Adviser. They also noted that the terms of each Amended Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and Halcyon. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser, after giving effect to the reduction in the fee payable to Halcyon, and the amount of the management fee retained by the Investment Adviser.

Conclusion

In connection with their consideration of each Amended Sub-Advisory Agreement at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Independent Trustees unanimously concluded that Halcyon’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders, and that each Amended Sub-Advisory Agreement should be approved.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Cheryl K. Beebe Age: 59	Trustee	Since 2015	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a global corn refining and manufacturing company) (2004-2014). Trustee — Goldman Sachs Fund Complex.	7	Convergys Corporation (a customer management company); Packaging Corporation of America (producer of container board)
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
John F. Killian Age: 60	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Fund Complex.	7	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	With respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, the Goldman Sachs Fund Complex includes the Trust, Goldman Sachs Trust (“GST”), Goldman Sachs Variable Insurance Trust (“GSVIT”), Goldman Sachs ETF Trust (“GSETF”) Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”). With respect to Messrs. Bakhru, Coblentz and Strubel, the Goldman Sachs Fund Complex also includes Goldman Sachs BDC, Inc. (“GSBDC”). With respect to Ms. Beebe and Mr. Killian, the Goldman Sachs Fund Complex only includes the Trust. As of October 31, 2015, the Trust consisted of seven portfolios (six of which offered shares to the public), GST consisted of 98 portfolios (91 of which offered shares to the public), GSVIT consisted of 14 portfolios, each of GSMLP, GSMER and GSBDC consisted of one portfolio and GSETF consisted of 14 portfolios (two of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Tax-Free Money Market Fund
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Cheryl K. Beebe John P. Coblentz, Jr. John F. Killian James A. McNamara Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund Holdings and Allocations shown are as of October 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 22532-TEMPL-12/2015 MMALTAR-15V1 / 16.8k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Fund of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$58,926	$57,709	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0

Tax Fees:

• PwC	$9,204	$9,204

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,658,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Fund’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were $9,204 and $9,204 respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 8, 2016

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 8, 2016